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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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KMG Chemicals, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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KMG CHEMICALS, INC.
10611 Harwin, Suite 402
Houston, Texas 77036

October 22, 2004

Dear Shareholder:

        The Board of Directors of KMG Chemicals, Inc. invites you to this year's annual meeting of the shareholders to be held at the company's offices at 10611 Harwin, Suite 402, Houston, Texas 77036, on November 16, 2004 at 10:00 a.m. The Board of Directors is also soliciting your proxies and your votes and is recommending the approval of the proposals described in the enclosed Proxy Statement.

        We appreciate your continued confidence in the company and look forward to seeing you at the annual meeting.

                      Sincerely,

                      David L. Hatcher
                       Chairman of the Board and President

KMG CHEMICALS, INC.
10611 Harwin, Suite 402
Houston, Texas 77036

NOTICE OF ANNUAL MEETING
OF SHAREHOLDERS

        The Annual Meeting of the Shareholders of KMG Chemicals, Inc., a Texas corporation (the "Company"), will be held at the Company's offices at 10611 Harwin, Suite 402, Houston, Texas 77036, on November 16, 2004 at 10:00 a.m.:

        1.     To elect six (6) directors to hold office until the next annual meeting of shareholders or until their respective successors have been duly elected and qualified;

        2.     To approve the adoption of the Company's 2004 Long-Term Incentive Plan;

        3.     To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

        Shareholders of record at the close of business on October 12, 2004 are entitled to notice of and to vote at this Annual Meeting of Shareholders or any adjournment or postponement thereof.

        All shareholders are cordially invited and urged to attend the Annual Meeting of Shareholders in person. Even if you plan to attend the meeting, you are requested to complete, sign, date and return your proxy in the enclosed addressed envelope. A return of a blank proxy will be deemed a vote in favor of the proposals contained in the Proxy Statement. If you attend, you may vote in person if you wish, even though you have sent in your proxy.

                      By Order of the Board of Directors,

                      Roger C. Jackson
                       Secretary

                      October 22, 2004

KMG CHEMICALS, INC.
10611 Harwin, Suite 402
Houston, Texas 77036

PROXY STATEMENT

GENERAL INFORMATION

        This Proxy Statement and the accompanying form of proxy are being furnished to the shareholders of KMG Chemicals, Inc., a Texas corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on November 16, 2004, at 10:00 a.m., at the Company's offices at 10611 Harwin, Suite 402, Houston, Texas 77036, and any adjournment or postponement thereof.

        The matters to be considered and acted upon at the Annual Meeting are described in the foregoing Notice of Annual Meeting and this Proxy Statement. This Proxy Statement and the related form of proxy are being mailed on or about October 26, 2004 to all shareholders of record as of October 12, 2004 (the "Record Date"). Shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), represented by proxies will be voted as described in this Proxy Statement or as otherwise specified by a shareholder. With respect to the election of directors, a shareholder may, by checking the appropriate box on the proxy: (i) vote for all director nominees as a group; (ii) withhold authority to vote for all director nominees as a group; or (iii) vote for all director nominees as a group except those nominees identified by the shareholder in the appropriate area. With respect to the other proposals contained in this Proxy Statement, a shareholder may, by checking the appropriate box on the proxy: (i) vote for the proposal; (ii) vote against the proposal; or (iii) abstain from voting on the proposal. The form of proxy is attached to this Proxy Statement as Appendix A.

        Any shareholder who executes and delivers a proxy may revoke it at any time prior to its use by (i) giving written notice of revocation to the Secretary of the Company, (ii) executing and delivering a proxy bearing a later date or (iii) appearing at the Annual Meeting and voting in person.

        If the proxy in the accompanying form is properly executed and not revoked, the shares represented by the proxy will be voted in accordance with the instructions thereon. If no instructions are given on the matters to be acted upon, the shares represented by the proxy will be voted: (i) for election of the directors nominated herein; (ii) to approve the adoption of the Company's 2004 Long-Term Incentive Plan and (iii) in the discretion of the proxy holders as to any business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

VOTING RIGHTS

        Only holders of record of outstanding shares of Common Stock at the close of business on the Record Date are entitled to one vote for each share held on all matters coming before the Annual Meeting or any adjournment or postponement thereof. There were 7,550,019 shares of Common Stock outstanding and entitled to vote on the Record Date.

VOTING REQUIREMENTS

        To be elected, each director must receive the affirmative vote of the holders of a plurality of the issued and outstanding shares of Common Stock entitled to vote and represented at the Annual Meeting in person or by proxy. To approve the adoption of the Company's 2004 Long-Term Incentive Plan, the affirmative vote of a majority of the issued and outstanding shares of Common Stock entitled to vote and represented at the Annual Meeting in person or by proxy is required.

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PROPOSAL 1:
ELECTION OF DIRECTORS

        The Board of Directors has nominated six persons to serve as directors to serve until the next annual meeting of shareholders or until his successor is elected and qualified. Each of the nominees is a current director. Set forth below is a description of the backgrounds of each of the nominees for director.

Nominees for Director

        David L. Hatcher, age 61, has served as a director and President of the Company since its acquisition of KMG-Bernuth, Inc. ("KMG") in October 1996. Mr. Hatcher has also served as a director and President of KMG since 1985. Mr. Hatcher has worked in the wood treating industry since 1980 for predecessors and affiliates of KMG in various capacities, including as an engineer, general manager and President. He is also a director of Sterling Bancshares, Inc., a public company that is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.

        George W. Gilman, age 62, has served as a director of the Company since its acquisition of KMG in October 1996 and also served as a director of KMG from 1995 until 1997. Mr. Gilman has served as the Chief Executive Officer, President and as a director of Commerce Securities Corporation, a National Association of Securities Dealers, Inc. member firm, since 1982. He practiced law with the law firm of George Gilman, P.C. from 1986 to 1998 and since 1998 has practiced with the law firm of Gilman & Wirth, P.C. Mr. Gilman received a BBA degree in accounting from Midwestern University, and he is a certified public accountant.

        Fred C. Leonard III, age 59, has served as a director of the Company since its acquisition of KMG in October 1996. Mr. Leonard also served as a director of KMG from 1992 until 1997 and served as the Secretary of KMG from 1993 until 2001. Mr. Leonard has served as the Chairman of the Board, Chief Executive Officer and President of Valves Incorporated of Texas, Inc., a manufacturing company located in Houston, Texas since 1972. Mr. Leonard is also a board member of Fairway Medical Technologies, Inc., an integrated medical device development company.

        Charles L. Mears, age 64, has served as a director of the Company since November 2001. Mr. Mears retired in 2000 from Occidental Chemical Company as Executive Vice President of the chlor-alkali business. He served in various management positions in that company since 1987, including serving as Senior Vice President of the Industrial Chemicals Division from 1991 until 1995. Mr. Mears began his career with Diamond Shamrock Corporation in 1965 and held various management positions. Mr. Mears also serves as a director of Pioneer Companies, Inc., a public company that is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.

        Charles M. Neff, Jr., age 58, has served as a director of the Company since its acquisition of KMG in October 1996. Mr. Neff also served as a director of KMG from 1991 until 1997 and served as Treasurer of KMG from 1993 until 1997. Mr. Neff served as the Chief Executive Officer and President of Houston National Bank, N.A. from 1988 to 1998, and then as Chief Executive Officer of Sterling Bank-Bayou Bend until early 2004. He is currently Executive Vice President of Bank of Texas.

        Richard L. Urbanowski, age 68, has served as a director of the Company since August 2000. Mr. Urbanowski retired in 1998 as President and Chief Operating Officer of ISK Biosciences Corporation, a specialty chemicals company selling crop protection chemicals and wood preservative products. Mr. Urbanowski began his career with Diamond Alkali Company where he held various positions in research and development, engineering, operations, production and sales. He is currently a director of the CropLife of America Foundation.

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The Board of Directors recommends a vote FOR all nominees for director.

BOARD OF DIRECTORS AND COMMITTEES

        The Board of Directors is composed of five non-employee directors and one employee director. By Company guidelines and the listing requirements of The Nasdaq Stock Market, at least a majority of the Company's Board of Directors must be independent. The Board of Directors has determined that all five of its non-employee directors meet the requirement of independence. The only non-independent director is Mr. Hatcher, the Company's Chief Executive Officer.

        The Board of Directors has adopted a Code of Business Conduct applicable to all employees, including the Chief Executive Officer, the Chief Financial Officer and other senior management. The code covers such topics as financial reporting, conflicts of interest, compliance with laws, fair dealing and use of Company assets. The code satisfies the requirements of a "code of ethics" under Section 406(c) of the Sarbanes-Oxley Act of 2002, and requires that any waiver of those provisions by executive officers or directors may be made only by the Board of Directors and must be promptly disclosed to shareholders along with the reason for the waiver.

        The Board of Directors held five meetings in fiscal 2004. The Board of Directors has four standing committees, an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee and an Executive Committee. The Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committees are composed entirely of non-employee directors who the Board has determined are independent. Each of the Audit, Compensation and Governance Committees have adopted a charter that has been approved by the Board of Directors. All Board members are encouraged to attend the Annual Meeting and last year they all did attend.

        The Code of Business Conduct and the charters of the Audit, Compensation and Governance Committees are available on the Company's website at kmgchemicals.com or by writing to Corporate Secretary, KMG Chemicals, Inc. 10611 Harwin, Suite 402, Houston, Texas 77036. These documents will be provided free of charge. Material contained on our website is not incorporated by reference in, or considered to be part of, this Proxy Statement.

Audit Committee.

        The Audit Committee advises the Board and management from time to time with respect to internal controls, systems and procedures, accounting policies and other significant aspects of the accounting, auditing and financial reporting practices of the Company. The Audit Committee also monitors the preparation of the Company's quarterly and annual reports and supervises the relationship between the Company and its external auditors. The committee met four times during fiscal 2004.

        The Audit Committee operates under a charter approved by the Board of Directors. The Audit Committee's function under its written charter is to appoint the independent accountants to audit the Company's financial statements and perform other services related to the audit; review the scope and results of the audit with the independent accountants; review with management and the independent accountants the Company's interim and year-end operating results; oversee the external reporting by the Company; consider the adequacy of the internal accounting and auditing procedures of the Company; evaluate the independence of the internal and external auditors; and approve and review any non-audit services to be performed by the independent accountants. The charter of the Audit Committee is attached to this Proxy Statement as Appendix B, and it is available on the Company's website at kmgchemicals.com.

        The Audit Committee consists of three non-employee directors, George W. Gilman, Charles M. Neff and Fred C. Leonard. The Board has determined that all of the members of the Audit Committee are independent and financially sophisticated within the meaning of the listing standards of The Nasdaq

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Stock Market. The Board of Directors made the determination that Mr. Leonard is independent even though he is indirectly the beneficial owner of 14.4% of the Common Stock of the Company. The Board has determined that, notwithstanding that stock ownership, Mr. Leonard is not an "affiliate" of the Company for purposes of the listing standard in that he does not control, is not controlled by, and is not under common control with the Company. The Board of Directors has also determined that Mr. Gilman is an "audit committee financial expert" within the meaning of that term under the rules of the SEC. He has served on the Company's Board of Directors since 1996, and he is a certified public accountant. In the course of his career, Mr. Gilman has acquired (i) an understanding of generally accepted accounting principles and financial statements, (ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves, (iii) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company's financial statements, (iv) an understanding of internal control over financial reporting, and (v) an understanding of audit committee functions.

Compensation Committee.

        The Compensation Committee establishes compensation for the Company's Chief Executive Officer and other executives and makes recommendations to the Board of Directors regarding compensation of directors. The committee also administers the Company's incentive compensation, stock option and other equity based compensation plans, including the Company's 1996 Stock Option Plan. The Compensation Committee is composed of three non-employee director, Fred C. Leonard, Charles M. Neff, and Richard L. Urbanowski. Mr. Leonard is the current chairman. The Board has determined that each of the members of the committee are independent within the meaning of the listing standards of The Nasdaq Stock Market. During fiscal 2004, the Compensation Committee held one meeting. The charter of the Compensation Committee is available on the Company's website at kmgchemicals.com.

Nominating and Corporate Governance Committee.

        The Nominating and Corporate Governance Committee is responsible for developing and implementing policies and practices relating to corporate governance, including establishing and monitoring implementation of corporate governance guidelines. The committee also plans for the succession of the Chief Executive Officer and other executives. The committee is responsible for identifying and assessing candidates for the Board of Directors, including making recommendations to the Board regarding candidates. In fulfilling its duties, the Governance Committee, among other things,

  •
  Identifies individuals qualified to be Board members consistent with criteria established by the committee;

  •
  Recommends to the Board nominees for the next annual meeting of shareholders; and

  •
  Evaluates individuals suggested by shareholders

In recommending director candidates to the Board, the Governance Committee charter requires the Committee to select individuals who possess the highest personal and professional integrity.

        The Governance Committee is comprised solely of non-employee directors who are independent within the meaning of listing standards of The Nasdaq Stock Market. Members of the Governance Committee are Messrs. Urbanowski, Neff and Mears. Mr. Urbanowski is the chairman. The Governance Committee is newly form in fiscal 2005 and did not meet during fiscal 2004. The charter of the Governance Committee is available on our website at kmgchemicals.com.

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        The Governance Committee will consider recommendations for director made by shareholders for fiscal 2006 if such recommendations are received in writing, addressed to the chairman of the Committee, Mr. Urbanowski, in care of the Company, at 10611 Harwin, Suite 402, Houston, Texas 77036 by July 31, 2005. Recommendations by shareholders that are made in accordance with these procedures will receive equal consideration by the Governance Committee. Directors and members of management may also suggest candidates for director. In some cases, the committee may engage, for a fee, the services of a third party executive search firm to assist it in identifying and evaluating candidates for director.

Executive Committee.

        The members of the Executive Committee are Messrs. Hatcher, Gilman, Mears and Urbanowski. The Executive Committee was established principally to consult with and advise to the Company on potential acquisitions. During fiscal 2004 the Executive Committee held no meetings but individual members of the committee met with third parties and Company management to advise in the acquisition effort and to make introductions to industry executives.

COMPENSATION OF DIRECTORS

        Each director, including directors who were employees of the Company, received a fee of $1,500 for each meeting of the Board of Directors attended in fiscal 2004. Members of Board committees are paid $500 for each committee meeting they attend. Directors are reimbursed for out-of-pocket expenses incurred in attending meetings and for other expenses incurred in performing in their capacity as directors.

        During fiscal 2004 the Board of Directors of the Company held five meetings. Certain non-employee directors who are members of the Executive Committee have assisted the Company outside of meetings in connection with service to that committee and have been compensated and been reimbursed for out-of-pocket expenses. In fiscal 2004, the Company paid $2,250 to Mr. Mears and $1,500 to Mr. Urbanowski for those consultations. In fiscal 2004, each of the five non-employee directors was granted fully vested options to purchase 10,000 shares of Common Stock (50,000 shares total) under the Company's 1996 Stock Option Plan at an exercise price of $3.16 per share.

COMPANY MANAGEMENT

        Set forth below is a description of the backgrounds of certain significant employees of the Company and KMG in addition to Mr. Hatcher, whose background was described above.

        J. Neal Butler, age 52, is the Company's Chief Operating Officer, and joined the Company in 2004. Mr. Butler has worked in various capacities for agricultural chemical companies since 1976. From 1976 to 1998 he worked for ISK Biosciences, Inc. in various sales and operations capacities, becoming Vice President and General Manager/Americas in the specialty chemical division. From 1998 to 2001, he was Vice President and team leader for Horticulture for Zeneca Agrichemicals, Inc., a leading agricultural products chemical company. In 2001, Mr. Butler became President and Chief Executive Officer of Naturize Biosciences, Inc., a company providing biological products for agriculture.

        Thomas H. Mitchell, age 60, is KMG's Vice President-Sales. He has served as KMG's Vice President since 1994. He has been employed by KMG since 1988 in various capacities, including general sales manager and general manager.

        John V. Sobchak, age 44, was employed in 2001 as the Chief Financial Officer of the Company. Before he joined the Company, Mr. Sobchak had been the CFO of Novistar, Inc., a joint venture between Torch Energy Advisors, Inc. and Oracle Corporation and prior to that he had been the

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Treasurer of Torch Energy Advisors, Inc. He was employed from 1988 to 1997 by Mesa, Inc, a publicly traded oil and gas company, most recently as its Treasurer.

        Roger C. Jackson, age 53, was elected Secretary of the Company in 2001 and became Vice President and General Counsel of the Company in 2002. Prior to joining the company, Mr. Jackson had been a partner since 1995 in Woods & Jackson, L.L.P. and had been a partner in the Houston law firm Brown, Parker & Leahy L.L.P. beginning in 1985. He had joined that firm as an associate in 1978.

EXECUTIVE COMPENSATION

        The following table sets forth the cash and non-cash compensation paid to the Company's Chief Executive Officer and five other highly compensated executive officers or employees, including three executive officers and two employees of a subsidiary, for the fiscal years ended July 31, 2004, 2003 and 2002. None of the Company's other officers received cash or non-cash compensation in excess of $100,000 for the fiscal year ended July 31, 2004.

Summary Compensation Table

Annual Compensation($)(1)
Name and Principal Position	Fiscal Year			Shares Underlying Options Granted	All Other Compensation ($)(2)
		Salary	Bonus
Executive Officers
David L. Hatcher President	2004 2003 2002	279,907 279,010 284,000	37,000 75,924 120,000		6,020 7,611 13,545
J. Neal Butler Vice President and Chief Operating Officer	2004	99,948	20,000	150,000
Roger C. Jackson Vice President and General Counsel	2004 2003	122,055 122,474	30,000 5,400	150,000	3,412 900
John V. Sobchak Vice President and Chief Financial Officer	2004 2003 2002	137,184 138,809 131,742	67,500 14,000 13,000		3,829 4,050 1,300
Other Employees
Bobby D. Godfrey	2004 2003 2002	129,088 126,305 125,305	1,000 1,000 2,000		2,441 2,520 2,520
Thomas H. Mitchell Vice President (KMG only)	2004 2003 2002	137,184 137,809 136,809	2,500 14,000		3,885 4,050 4,050

(1)
Salary includes directors' fees paid to Mr. Hatcher and Mr. Godfrey for serving as directors of the Company and KMG. Mr. Godfrey resigned as a director and officer of the Company as of December 31, 2002, but continued as an employee.

(2)
Includes payments made by the Company under its 401(k) Profit Sharing Plan, and the economic benefit to David L. Hatcher of premiums paid by the Company under a split dollar life insurance agreement in fiscal 2003 and 2002. The split dollar plan was terminated in fiscal 2004.

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OPTION GRANTS IN FISCAL YEAR 2004

        The following table sets forth grants of stock options during fiscal 2004 to the named executive officers and other employees.

Name	Shares of Common Stock Underlying Options	Exercise Price ($/Sh)	Expiration Date	Value of Options
J. Neal Butler	150,000	$4.37	10 years after vesting	$386,222

        All options vest equally over 10 years. No other employee was granted options in fiscal 2004. Under the rules of the Securities and Exchange Commission, the Company has elected to provide a grant date valuation for these option grants determined by a Black-Scholes pricing model. The assumptions utilized in this model include: an expected volatility of 60% (derived by using daily closing stock prices for the 12 months preceding the grant date), a dividend yield of 1.49%, an interest rate of 4.53% (the rate on United States treasury notes with a maturity date of 15 years from the grant date), and an expected time of exercise at the option expiration date. The Company does not believe that the values estimated by the Black-Scholes model, or any other model, will necessarily be indicative of the values to be realized by an executive.

AGGREGATE OPTION EXERCISES IN FISCAL YEAR 2004
AND FISCAL YEAR-END VALUES

        The following table sets forth the number and dollar value of options outstanding at July 31, 2004 of the named executive officers and other employees.

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Unexercised Options FY04 (#)exercisable/ unexercisable	Value of Unexercised In-the-Money Options: ($)exercisable/ unexercisable
David L. Hatcher	0	0	0/0	0/0
J. Neal Butler	0	0	0/150,000	0/0
Roger C. Jackson	0	0	150,000/0	0/0
John V. Sobchak	0	0	22,500/27,500	0/0
Bobby D. Godfrey	0	0	1,100/0	0/0
Thomas H. Mitchell	37,038	95,321	91,150/49,100	550/2,200

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information as of September 30, 2004 with regard to the beneficial ownership of Common Stock by (i) each person known to the Company to be the beneficial owner of 5% or more of its outstanding Common Stock, (ii) the named executive officers and the directors of the Company individually and (iii) the officers and directors of the Company as a group. All addresses are in care of the Company, 10611 Harwin Drive, Suite 402, Houston, Texas 77036.

Name	Number of Shares Owned	Percent
Executive Officers and Directors:
David L. Hatcher	5,382,303	71.3%
J. Neal Butler	0	*
Roger C. Jackson(1)	150,000	2.0%
John V. Sobchak(1)	22,500	*
George W. Gilman(1)(2)	114,552	1.5%
Fred C. Leonard III(1)(3)	1,090,950	14.4%
Charles L. Mears(1)	30,000	*
Charles M. Neff, Jr.(1)	72,900	*
Richard L. Urbanowski	41,000	*
Other Employees
Bobby D. Godfrey	323,087	4.3%
Thomas H. Mitchell (KMG executive officer)(1)	139,188	1.8%
Directors, executive officers and other employees as a group (11 persons)	7,043,393	93.3%

*
Less than 1%

(1)
The ownership shown in the table includes shares of Common Stock that may be acquired within 60 days on the exercise of outstanding stock options under the Company's 1996 Stock Option Plan as follows: Mr. Jackson—150,000 shares, Mr. Sobchak—22,500 shares, Mr. Gilman—42,100 shares, Mr. Leonard—42,100 shares, Mr. Mears—30,000 shares, Mr. Neff—42,100 shares, Mr. Urbanowski—41,000 shares, Mr. Godfrey-1,100 shares, Mr. Mitchell—91,150 shares; and for the entire group, 380,250 shares.

(2)
Includes shares held by Commerce Securities Corporation, a company in which Mr. Gilman is an officer, director and, indirectly, a significant shareholder.

(3)
Includes shares held by Valves Incorporated of Texas, Inc., a company in which Mr. Leonard is an officer and a principal shareholder.

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CHANGE OF CONTROL EMPLOYMENT AGREEMENTS

        The Company entered into employment agreements with Thomas H. Mitchell and John V. Sobchak in fiscal 2001, Roger C. Jackson in fiscal 2003 and Neal Butler in fiscal 2004. Mr. Mitchell's and Mr. Jackson's agreements have an initial three-year term and Mr. Sobchak's and Mr. Butler's agreements have an initial one-year term. Each agreement automatically extends for additional one-year periods at the end of the initial term or any renewal term unless the Company gives at least 60 days prior notice of nonrenewal. If the Company terminates the executive's employment (other than for cause or due to death or disability) or if the executive voluntarily terminates his employment for good reason, the Company must pay the executive a termination payment equal to a multiple of his then annual base salary. For Mr. Mitchell and Mr. Jackson the multiple is three times his then annual base salary and for Mr. Sobchak and Mr. Butler it is two times. In addition, Mr. Mitchell also would be paid the benefit provided under the Company's supplemental executive retirement plan. If the termination by the Company or the voluntary resignation for good reason was within one year of a change of control, options to acquire Common Stock held by each executive fully vest and the benefit payable to Mr. Mitchell under the supplemental executive retirement plan would be paid in a lump sum. If Mr. Mitchell dies while employed by the Company, his beneficiary will be paid a lump sum payment of $500,000. A "good reason" includes demotion, relocation or an uncured breach of the employment agreement by the Company and a "change of control" includes the acquisition by any individual or group of beneficial ownership of more than 50% of the then outstanding Common Stock or certain business combination transactions.

        Mr. Bobby G. Godfrey entered into an employment agreement with the Company in fiscal 1998 having a term of seven years and containing a covenant not to compete. If the agreement terminates because of the disability or death of the executive, he would be paid an amount equal to indebtedness then owing by him to the Company. As of the end of fiscal 2004, the amount of that indebtedness was $14,241. The agreement does not include provisions regarding Change of Control.

        In fiscal 2001 the Company adopted a supplemental executive retirement plan. Only persons specifically designated by the Company may be participants in the plan, and Thomas H. Mitchell is currently the only participant. The estimated annual benefit payable under the plan to Mr. Mitchell at normal retirement is $75,000. The plan is unfunded and amounts payable to participants are general obligations of the Company. The plan provides that a participant will be paid a supplemental retirement benefit for 10 years equal to a percentage of the participant's three-year average base salary at normal retirement. Mr. Mitchell's benefit percentage was established under the plan to pay 56% of his three-year average base salary at normal retirement prior to reductions. The benefit payable to participants is reduced by the equivalent actuarial value of Company's other pension plan payments to the participant, if any, the Company's 401(k) plan and one-half of social security benefits. Normal retirement is the earlier of age 65 and completion of 10 years credited service or age 60 with 30 years credited service.

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EQUITY COMPENSATION PLANS

        The Company's 1996 Stock Option Plan (the "1996 Plan") was adopted and approved by its shareholders in 1996. The 1996 Plan has been filed previously as Exhibit 10.4 to the Company's report on Form 10-QSB12G filed on December 6, 1996. Except for the 2004 Long-Term Incentive Plan that is proposed for adoption by the shareholders in this Proxy Statement, the 1996 Plan is the Company's only equity compensation plan, and the following information is provided for it as of July 31, 2004.

Equity Compensation Plan Information

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column a)
Equity compensation plans approved by security holders	748,050	$4.17	273,912
Equity compensation plans not approved by security holders	None
Total	748,050		273,912

        The 1996 Plan is intended to encourage ownership of the Common Stock of the Company by certain of the Company's directors, consultants and key employees and the directors, consultants and key employees of any subsidiary or parent corporation, to create an increased interest in and a greater concern for the welfare of the Company. Under the 1996 Plan, the Company initially reserved 700,000 shares of Common Stock for issuance pursuant to the exercise of options and that amount was increased by 70,000 shares to adjust for a fiscal 2001 10% stock dividend. At the 2003 Annual Meeting, the shareholders approved an increase in the number of shares that may be purchased on the exercise of options granted under the 1996 Plan to 1,070,000. Unless extended or earlier terminated, the 1996 Plan will terminate on August 31, 2007.

        The 1996 Plan is intended to qualify for favorable treatment under Section 16 of the Exchange Act, as amended, pursuant to Rule16b-3 promulgated thereunder ("Rule 16b-3"). The 1996 Plan provides for the grant of "incentive stock options," as defined in Section 422 of the Internal Revenue Code ("Code") and nonqualified stock options. The 1996 Plan is administered either by the Board of Directors or by a committee of two or more "non-employee directors" within the meaning of Rule 16b-3. The Board of Directors or the committee has the authority to grant options under the 1996 Plan, to amend, construe and interpret it, and to make all other determinations and take any and all actions necessary or advisable for its administration. The directors, consultants and key employees of the Company or any subsidiary or parent corporation are eligible to receive options under the 1996 Plan, but only salaried employees of the Company or its subsidiaries or parent are eligible to receive incentive stock options.

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PROPOSAL 2:
TO RATIFY THE 2004 LONG-TERM INCENTIVE PLAN

General

        Shareholders of the Company are being asked to approve the Company's Long-Term Incentive Plan ("Plan"). The Company's Board of Directors unanimously approved the Plan on October 14, 2004, subject to shareholder approval of the Plan at the Company's Annual Meeting. The Board of Directors believes that the approval of the Plan is in the best interests of the Company and its shareholders.

        The purpose of the Plan is to attract, motivate and retain the services of key employees and directors and to align the interests of such persons with shareholders by providing participants in the Plan with the opportunity to share in any appreciation in value of the Company's Common Stock that their efforts help to bring about. To accomplish these goals, the Plan permits the granting of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalent rights, and other awards. If approved, the Plan will be an important component of the total compensation package offered to employees and directors, reflecting the importance that the Company places on motivating and rewarding superior results with long-term, performance-based incentives.

The Board of Directors recommends that shareholders vote FOR the proposal to approve
KMG Chemical, Inc.'s 2004 Long-Term Incentive Plan

Description of the Plan

        The following is a summary of the principal features of the Plan and its operation. This summary is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached to this proxy statement as Appendix C.

        Administration.    The Plan is administered by the Board of Directors or a committee ("Committee") appointed by the Board of Directors. The Board has designated the Compensation Committee as the administrator of the Plan. The Committee is composed of at least three directors who qualify as "outside directors" under Section 162(m) of the Internal Revenue Code of 1986 and/or as "non-employee directors" under Rule 16b-3 promulgated under the Securities Exchange Act of 1934. Subject to the terms of the Plan, the Committee has the sole discretion to select the persons eligible to receive awards under the Plan, the type and amount of incentives to be awarded, and the terms and conditions of awards. The Committee also has the authority to interpret the Plan and establish and amend regulations necessary or appropriate for the administration of the Plan. The Committee may delegate any part of its authority under the Plan to officers of the Company as long as such delegation does not violate the requirements of Section 162(m) of the Internal Revenue Code of 1986 and/or Rule 16b-3 promulgated under the Securities Exchange Act of 1934.

        Eligibility.    Any employee of the Company or a subsidiary of the Company or a director of the Company whose judgment, initiative, and efforts contributed or may be expected to contribute to the successful performance of the Company is eligible to participate in the Plan. The actual number of individuals who will receive awards cannot be determined in advance because the Committee has the discretion to select the participants. No executive officer may receive in any calendar year stock options or SARs relating to more than 250,000 shares of Common Stock, or awards that are subject to the attainment of performance goals relating to more than 100,000 shares of Common Stock.

        Shares Subject to the Plan.    The maximum number of shares of the Company's Common Stock that may be delivered pursuant to awards granted under the Plan is 375,000 shares. The maximum number of shares deliverable pursuant to awards granted under the Plan is subject to adjustment by the Committee in the event of certain dilutive changes in the number of outstanding shares. Under the

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Plan, the Company may issue authorized but unissued shares, treasury shares, or shares purchased by the Company on the open market or otherwise. Any shares subject to an award which are not used because the terms and conditions of the award are not met may again be used for an award under the Plan. In addition, the number of shares of Common Stock available for future awards is only reduced by the net number of shares issued pursuant to an award.

        Transferability.    Rights under any award may not be transferred except by will or the laws of descent and distribution. However, the Committee may, in its discretion, authorize in the applicable award agreement the transfer, without consideration, of all or a portion of a nonqualified stock option or SAR by a participant in the plan to family members, trusts and charitable institutions.

        Amendment of the Plan.    The Plan may be amended or terminated by the Company's Board of Directors, without the consent of the shareholders of the Company or Plan participants. However, any amendment which requires shareholder approval in order for the plan and incentives awarded under the Plan to continue to comply with Sections 162(m), 421, and 422 of the Revenue Code of 1986 or the rules of any stock exchange or automated quotation system on which the Company's Common Stock may then be listed or quoted, shall be subject to shareholder approval. Unless required by law, no amendment to the Plan shall adversely affect any rights of a holder of an outstanding award under the Plan without such holder's consent.

        Change of Control.    In the event of any merger, consolidation or share exchange, each outstanding award will be exercisable for the consideration which a holder of the number of shares of Common Stock subject to such award immediately prior to such transaction would have received. However, if the Company will not be the surviving entity in any merger, consolidation or share exchange, the Company may cancel all outstanding awards, as of the effective date of such transaction, by giving each holder the right to exercise such award in full for at least 30 days prior to the transaction, or paying the spread between the net amount of consideration payable in such transaction to the holder of the number of shares of Common Stock subject to an award, and the exercise price of such award.

        Award Agreements and Term.    All awards under the Plan will be authorized by the Committee and evidenced by an award agreement setting forth the type of incentive being granted, the vesting schedule, and other terms and conditions of exercisablility. Any award granted pursuant to the Plan must be granted within ten years of the date of adoption of this Plan and no award may be exercisable for more than ten years from the date of grant, or, in the case of an incentive stock option granted to an employee who owns or is deemed to own more than ten percent of the Company's Common Stock, 5 years from the date of grant.

        Stock Options.    A grant of a stock option entitles a participant to purchase from the Company a specified number of shares of Common Stock at a specified price per share. In the discretion of the Committee, stock options may be granted as nonqualified stock options or incentive stock options, but incentive stock options may only be granted to employees of the Company or a subsidiary. The aggregate fair market value of the Common Stock with respect to which incentive stock options become exercisable by any participant during any calendar year cannot exceed $100,000.

        The Committee may fix any price as the purchase price per share of Common Stock which may be purchased under a nonqualified stock option. The purchase price per share of Common Stock which may be purchased under an incentive stock option must be at least equal to the fair market value of the Company's Common Stock on the date of grant, or, if the incentive stock option is granted to an employee who owns or is deemed to own more than ten percent of the Company's Common Stock, 110% of the fair market value of the Company's Common Stock on the date of grant. The award agreement for each stock option will specify the form of payment for shares of Common Stock acquired on exercise of a stock option. The form of payment may include cash, delivery of Common

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Stock with a fair market value equal to the exercise price of the stock option, participation in a broker-assisted "cashless exercise" arrangement, or any other form of consideration acceptable to the Committee.

        Stock options are not exercisable after the expiration of the option term specified in the applicable award agreement. Unless otherwise provided in an award agreement, the option term will be reduced to the lesser of the remaining option term and the time periods described below upon the termination of a participant's employment. Upon a termination of employment for cause, all stock options immediately terminate. Upon the death of a participant, stock options are exercisable for a period of one year after the participant's death. In the case of permanent disability or retirement, stock options are exercisable for a period of six months after the occurrence of the permanent disability or three months after retirement. In all other cases, stock options are exercisable for 30 days after the participant's termination of employment.

        Stock Appreciation Rights (SARs).    The grant of a SAR provides the holder with the right to receive a payment in cash, shares of Common Stock or a combination of cash and stock equal to the excess of the fair market value of a specified number of shares of Common Stock on the date the SAR is exercised over a SAR price specified in the applicable award agreement. The SAR price specified in an award agreement must be equal to or greater than the fair market value of the Company's Common Stock on the date of the grant of the SAR. SARs may be granted as separate awards or in connection with a stock option.

        Restricted Stock.    A grant of restricted stock is an award of shares of Common Stock subject to restrictions or limitations set forth in the Plan and in the related award agreement. The award agreement for restricted stock will specify the time or times within which such award may be subject to forfeiture and any performance goals which must be met in order to remove any restrictions on such award. Except for limitations on transfer or limitation set forth in the applicable award agreement, holders of restricted stock shall have all of the rights of a shareholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon. Except as otherwise provided in an award agreement, upon a participant's termination of employment for any reason during the restriction period, the nonvested shares of restricted stock shall be forfeited by the participant.

        Restricted Stock Units.    A grant of restricted stock units entitles the holder to convert the units into Common Stock when the time and performance conditions established by the Committee are satisfied.

        Performance Awards.    A grant of a performance award entitles the holder to receive cash, shares of Common Stock or other consideration, or any combination thereof, upon the attainment of pre-established performance goals over a pre-established performance period. The award agreement for a performance award will specify the performance period, the performance goals to be achieved during a performance period, and the maximum or minimum settlement values. Performance goals set by the Committee may relate to specific financial, production, sales or cost performance objectives that the Committee believes to be relevant to the Company's business and/or remaining in the employ of the Company for a specified period of time. If the Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in the Company's business, operations, corporate structure, or for other reasons, the Committee may modify the performance measures or objectives and/or the performance period.

        Dividend Equivalent Rights.    A grant of a dividend equivalent right entitles the holder to receive credits based on the cash dividends that would have been paid on the shares of Common Stock specified in the award as if such shares were held by the participant to whom the award is made Dividend equivalent rights may be granted either as a component of another award or as a separate award. Dividend equivalents credited to the holder of a dividend equivalent right may be paid currently

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or may be deemed to be reinvested in additional shares of Common Stock (which may thereafter accrue additional dividend equivalents). Dividend equivalent rights may be settled in cash, shares of Common Stock or a combination thereof, in a single payment or in installments.

        Other Awards.    The Committee may grant to any participant other forms of awards based upon, payable in, or otherwise related to, in whole or in part, shares of the Company's Common Stock. The terms and conditions of such other form of award shall be specified by the applicable award agreement. Such other awards may be granted for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified by the award agreement.

Federal Income Tax Consequences

        The following is a general summary as of the date of this proxy statement of the United States federal income tax consequences associated with the grant of awards under the Plan. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. Participants will be encouraged to seek the advice of a qualified tax advisor regarding the tax consequences of participation in the Plan. Any tax effects that accrue to foreign employees as a result of participation in the Plan will be subject to the tax laws of the countries in which such employees reside or are otherwise subject.

        Nonqualified Stock Options.    A participant receiving a nonqualified stock option will not recognize income and the Company will not be allowed a deduction at the time such an option is granted. When a participant exercises a nonqualified stock option, the difference between the option price and any higher market value of the stock on the date of exercise will be ordinary income to the participant and will be claimed as a deduction for federal income tax purposes by the Company. When a participant disposes of shares acquired by the exercise of the option, any amount received in excess of the fair market value of the shares on the date of exercise will be treated as short-term or long-term capital gain, depending upon whether the participant held the shares for more than one year following the exercise of the option. If the amount received is less than the fair market value of the shares on the date of exercise, the loss will be treated as short-term or long-term capital loss, depending upon whether the participant held the shares for more than one year following the exercise of the option.

        Incentive Stock Options.    A participant receiving a grant of incentive stock options will not recognize income and the Company will not be allowed a deduction at the time such an option is granted. When a participant exercises an incentive stock option while employed by the Company or its subsidiary or within the three-month (one year for disability) period after termination of employment, no ordinary income will be recognized by the participant at that time (and no deduction will be allowed to the Company) but the excess of the fair market value of the shares acquired by such exercise over the option price will be taken into account in determining the participant's alternative minimum taxable income for purposes of the federal alternative minimum tax applicable to individuals. If the shares acquired upon exercise are not disposed of until more than two years after the date of grant and one year after the date of transfer of the shares to the participant (statutory holding periods), the excess of the sale proceeds over the aggregate option price of such shares will be long-term capital gain, and the Company will not be entitled to any federal income tax deduction. Except in the event of death, if the shares are disposed of prior to the expiration of the statutory holding periods (a "Disqualifying Disposition"), the excess of the fair market value of such shares at the time of exercise over the aggregate option price (but not more than the gain on the disposition if the disposition is a transaction on which a loss, if sustained, would be recognized) will be ordinary income at the time of such Disqualifying Disposition (and the Company or its subsidiary will be entitled to a federal tax deduction in a like amount), and the balance of the gain, if any, will be capital gain (short-term or long-term depending upon whether the participant held the shares for more than one year following the exercise

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of the option). To the extent that the aggregate fair market value of stock (determined on the date of grant) with respect to which incentive options become exercisable for the first time during any calendar year exceeds $1,000,000 such options will be treated as non-qualified options.

        Payment using Shares.    If a participant pays the exercise price of a non-qualified or incentive stock option with previously-owned shares of the Company's Common Stock and the transaction is not a Disqualifying Disposition, the shares received equal to the number of shares surrendered are treated as having been received in a tax-free exchange. The shares received in excess of the number surrendered will not be taxable if an incentive stock option is being exercised, but will be taxable as ordinary income to the extent of their fair market value if a non-qualified stock option is being exercised. The participant does not recognize income and the Company receives no deduction as a result of the tax-free portion of the exchange transaction. If the use of previously acquired incentive stock option shares to pay the exercise price of another incentive stock option constitutes a Disqualifying Disposition, the tax results are as described in the preceding paragraph. The income treatment will apply to the shares disposed of but will not affect the favorable tax treatment of the shares received.

        Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and Performance Awards.    Unless a participant makes the election described below with respect to SARs, restricted stock, restricted stock units or performance awards granted under the Plan, a participant receiving a grant will not recognize income and the Company will not be allowed a deduction at the time such awards are granted. While an award remains unvested or otherwise subject to a substantial risk of forfeiture, a participant will recognize compensation income equal to the amount of any dividends received and the Company will be allowed a deduction in a like amount. When an award vests or otherwise ceases to be subject to a substantial risk of forfeiture, the excess of the fair market value of the award on the date of vesting or the cessation of the substantial risk of forfeiture over the amount paid, if any, by the participant for the award will be ordinary income to the participant and will be claimed as a deduction for federal income tax purposes by the Company. Upon disposition of the shares received, the gain or loss recognized by the participant will be treated as capital gain or loss, and the capital gain or loss will be short-term or long-term depending upon whether the participant held the shares for more than one year following the vesting or cessation of the substantial risk of forfeiture. However, by filing a Section 83(b) election with the Internal Revenue Service within 30 days after the date of grant, a participant's ordinary income and commencement of holding period and the deduction will be determined as of the date of grant. In such a case, the amount of ordinary income recognized by such a participant and deductible by the Company will be equal to the excess of the fair market value of the award as of the date of grant over the amount paid, if any, by the participant for the award. If such election is made and a participant thereafter forfeits his or her award, no refund or deduction will be allowed for the amount previously included in such participant's income.

        ERISA.    The Company believes that the Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. The Plan is not qualified under Section 401(a) of the Internal Revenue Code of 1986.

Awards Granted under the Plan

        There have been no awards under the Plan since the adoption of the Plan by the Board of Directors is subject to the approval of the shareholders at the Annual Meeting.

REPORT OF THE COMPENSATION COMMITTEE

        The Compensation Committee establishes the compensation levels for all senior executives of the Company, including the Chief Executive Officer ("CEO") and the other executive officers identified in the Summary Compensation Table. Under the direction of the Committee, the Company has developed

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and implemented performance-based compensation policies that are intended to enhance the profitability of the Company and shareholder value by aligning closely the financial interests of the Company's executives with those of its shareholders.

        The Committee determines the amount and type of compensation that supports its objective of providing competitive compensation that:

  •
  reflects the performance of both the Company and each executive;

  •
  performance of the Company as measured by specific financial measures.

Compensation for the executives of the Company is comprised of three components:

  •
  base salary;

  •
  annual short-term cash incentive; and

  •
  long-term equity-based incentive.

        The Committee reviews the compensation of each executive in relation to salaries, and annual short term and long term incentives programs established for the executive's position from selected peer companies and general industry surveys. Compensation may be adjusted to reflect individual performance, increased responsibilities, and changes in the targeted compensation derived from that information.

        Compensation Committee:
        Fred C. Leonard III, Chairman
        Richard L. Urbanowski
        Charles M. Neff, Jr.

        This report by the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee reviewed the audited financial statements of the Company for the fiscal year ended July 31, 2004, with the independent auditors. Management has the responsibility for the preparation, presentation and integrity of the Company's financial statements and the independent auditors have the responsibility for auditing the Company's financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

        The Audit Committee discussed and reviewed with the independent auditors all communications required by accounting principles generally accepted in the United States of America, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and discussed and reviewed the results of the independent auditors' audit of the financial statements.

        In discharging its oversight responsibility with respect to the audit process, the Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." The Audit Committee also discussed with the auditors any relationship that may impact their objectivity and independence and satisfied itself as to the auditors' independence. The Audit Committee also

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discussed with management, the internal auditors and the independent auditors the quality and adequacy of the Company's responsibilities, budget and staffing.

        Based on the above-mentioned review and discussions with management and the independent auditors, the Committee recommended to the Board that the Company's audited financial statements be included in its report on Form 10-K for the fiscal year ended July 31, 2004, for filing with the Securities and Exchange Commission.

        The Audit Committee believes that it is in the best interest of the Company and its shareholders to delay its selection of an auditor for the year ending July 31, 2005. Therefore, the Company has not submitted its selection of independent auditor to the Company's shareholders for ratification. The Audit Committee intends to evaluate other qualified independent public accountants and we will select an independent accounting firm in sufficient time to conduct the audit of the Company's fiscal 2005 financials.

        Audit Committee:
        George W. Gilman, Chairman
        Fred C. Leonard III
        Charles M. Neff, Jr.

        This report by the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

PRINCIPAL ACCOUNTING FIRM FEES

        The aggregate fees billed by the Company's independent accountants and auditors, Deloitte & Touche LLP, for professional services rendered to the Company for the two fiscal years ended July 31, 2004 were as follows:

	2004	2003
Audit Fees	$104,342	$88,934
Audit Related Fees
Tax Fees	45,280	38,505
All Other Fees	10,854	8,465

Total	$160,476	$135,904

        The policy of the Audit Committee is to pre-approve all audit and non-audit services conducted by the Company's independent accountants and auditors. Under the policy, pre-approval is required before the independent accountants are engaged for the particular services. The amount set forth in the above table for "Tax Fees" was for tax return preparation and consulting and the amount described as "All Other Fees" was for services rendered in connection with the Company's acquisition efforts, including certain due diligence assistance. The Audit Committee has considered whether the provision of the services included in other fees is compatible with maintaining the independence of the Company's accountants and auditors.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Based solely on a review of Forms 3, 4 and 5 and amendments thereto furnished to the Company, the Company knows of no failure in Section 16(a) beneficial ownership reporting compliance except that due to inadvertence Form 4 reporting of the grant of options was filed late by Messrs. Gilman, Leonard, Mears, Neff and Urbanowski, and the Form 3 initial report was filed late by Mr. Butler.

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SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

        Any shareholder who intends to present a proposal at the 2005 Annual Meeting of Shareholders must file such proposal with the Company by June 30, 2005, for possible inclusion in the Company's proxy statement and form of proxy relating to that meeting.

OTHER MATTERS

        The Board of Directors knows of no matters other than those stated above which are to be brought before the Annual Meeting. However, if any such other matters should be presented for consideration and voting, the persons named in the proxy to vote thereon will do so in accordance with their judgment.

By Order of the Board of Directors,

Roger C. Jackson
 Secretary

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KMG CHEMICALS, INC.
10611 HARWIN, SUITE 402, HOUSTON, TEXAS 77036

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints David L. Hatcher as proxy with power of substitution to vote all shares of KMG Chemicals, Inc. (the "Company") which the undersigned is entitled to vote at an Annual Meeting of Shareholders on November 16, 2004, at the Company's offices at 10611 Harwin, Suite 402, Houston, Texas 77036, or any adjournment or postponement thereof, with all the powers the undersigned would have if personally present as specified, respecting the following matters described in the accompanying Proxy Statement and, in his discretion, on other matters which come before such meeting.

1.	To elect six directors to hold office until the next annual meeting of shareholders or until their respective successors have been duly elected and qualified.
	☐ FOR the nominees listed below	☐ WITHHOLD AUTHORITY to vote for all nominees listed below	☐ FOR ALL NOMINEES EXCEPT:
Instructions: To withhold authority to vote for (an) any individual(s), choose the third box and write in the name of the nominee(s) on this line
Nominees: David L. Hatcher, George W. Gilman, Fred C. Leonard III, Charles L. Mears, Charles M. Neff, Jr., Richard L. Urbanowski
2.	To approve the adoption of the KMG Chemicals, Inc. 2004 Long-Term Incentive Plan.
FOR ☐ AGAINST ☐ ABSTAIN ☐
3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

        This proxy will be voted in accordance with shareholder specifications. Unless directed to the contrary, this proxy will be voted FOR each proposal and in his discretion for any other matters coming before the meeting. A majority (or if only one, then that one) of the proxies or substitutes acting at the meeting may exercise the powers conferred herein. Receipt of accompanying Notice of Meeting and Proxy Statement is hereby acknowledged.

Date:	, 2004

(Signature)

(Please print your name)

(Please sign name as fully and exactly as it appears opposite. When signing in a fiduciary or representative capacity, please give full title as such. When more than one owner, each owner should sign. Proxies executed by a corporation should be signed in full corporate name by duly authorized officer.)

PLEASE MARK, SIGN, DATE AND MAIL TO THE COMPANY AT THE ADDRESS STATED ABOVE.

AUDIT COMMITTEE CHARTER
KMG Chemicals, Inc. ("KMG")

Audit Committee Charter

        This Audit Committee Charter ("Charter") sets forth the purpose and membership requirements of the Audit Committee (the "Committee") of the Board of Directors (the "Board") and establishes the authority and responsibilities delegated to it by the Board.

1.
Purpose. The Committee has oversight of (i) the accounting and financial reporting processes of the Company, (iii) the integrity of the Company's financial statements and disclosures, (iii) the Company's compliance with legal and regulatory requirements, (iv) the qualifications and independence of the Company's independent auditing firm (the "External Auditors"), (v) the performance of the Company's internal audit function and External Auditors, (vi) the Company's internal control systems, and (vii) the Company's process for monitoring compliance with the Company's Code of Business Conduct.

2.
Committee Members.

2.1.
Composition and Appointment. The Committee shall consist of three (3) or more members of the Board. The Board shall designate members of the Committee on the recommendation of the Nominating and Corporate Governance Committee. The members and Chairperson of the Committee shall be appointed by the Board. Membership on the Committee shall rotate at the Board's discretion. The Board shall fill vacancies on the Committee and may remove a Committee member from the membership of the Committee at any time without cause. Members shall serve until their successors are appointed by the Board.

2.2.
Independence. Each member of the Committee must meet the independence requirements of the NASDAQ Stock Market Marketplace Rules ("NASDAQ") and applicable state and federal law, including the rules and regulations of the Securities and Exchange Commission ("SEC").

2.3.
Financial Statements. No person that shall have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years may be a member of the Committee.

2.4.
Financial Literacy. Each member of the Committee shall be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement. At least one (1) member of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background that results in the member's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. In addition, in connection with the preparation of any reports regarding the financial experience of the members of the Committee to be included in the Company's periodic public reports, the Board shall determine with respect to each member of the Committee whether or not, in the Board's judgment, such member is an "audit committee financial expert," as such term is defined by the SEC. A director who qualifies as an "audit committee financial expert" is presumed to qualify under the financial sophistication test set forth above.

2.5.
Subcommittees. The Committee shall have the authority to delegate authority and responsibilities to subcommittees; provided, that no subcommittee shall consist of less than two members.

3.
Authority.

3.1.
Education. To help ensure that the members of the Committee have the proper knowledge to perform their responsibilities, Committee members shall have the authority, at the Company's expense, to attend outside educational programs, retain outside professionals to conduct educational programs and undertake other appropriate steps to keep current with developments in accounting, disclosure, risk management, internal controls and auditing matters that are relevant to the carrying out of the Committee's responsibilities.

  3.2.
  Advisors. The Committee shall have the authority to retain, at the Company's expense, independent legal, financial and other advisors ("Advisors") it deems necessary to fulfill its responsibilities.

  3.3.
  Investigations. The Committee shall have the authority to conduct investigations that it deems necessary to fulfill its responsibilities.

  3.4.
  Information. The Committee shall have the authority to require any officer, director or employee of the Company, the Company's outside legal counsel and the External Auditor to meet with the Committee and any of its Advisors and to respond to their inquiries. The Committee shall have full access to the books, records and facilities of the Company in carrying out its responsibilities.

  3.5.
  Funding. The Committee shall have the authority to determine, on behalf of the Company, the compensation of (i) the External Auditor for its services in rendering an audit report and (ii) any Advisors employed by the Company pursuant to Section 3.2.

4.
Meetings.

4.1.
Frequency of Meetings. The Committee shall meet at least once per fiscal quarter in connection with (i) its review of the Company's financial statements and the Company's disclosures that are to be included in its Form 10-Q and Form 10-K filings with the SEC, including the disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" and (ii) the preparation of the Committee's report to be included in the Company's proxy statement in connection with the Company's annual meeting of stockholders pursuant to Section 10.4 below. The Chairperson may call a special meeting at any time he or she deems advisable.

4.2.
Executive Sessions. The Committee shall maintain free and open communication with (i) the Company's chief executive officer ("CEO"), (ii) the Company's chief financial officer ("CFO"), (iii) the Company's chief of internal auditing ("Internal Auditor"), (iv) the External Auditor, and (v) the Company's general counsel ("General Counsel") and shall periodically meet in separate executive (private) sessions with each such person, to discuss any matters that the Committee or any such person believes should be discussed privately with the Committee.

4.3.
Minutes. Minutes of each meeting of the Committee shall be kept to document the discharge by the Committee of its responsibilities and a copy thereof shall be sent to the members of the Board. The Committee shall report regularly to the Board with respect to its activities.

4.4.
Quorum. A quorum shall consist of the greater of a majority of the Committee's membership or two persons. All action taken by the Committee shall be deemed approved on the vote of a majority of its members.

4.5.
Agenda. The Chairperson of the Committee shall prepare an agenda for each meeting of the Committee, in consultation with Committee members and any appropriate member of Company's management or staff, as necessary. As requested by the Chairperson, members of the Company's management and staff shall assist the Chairperson with the preparation of any background materials necessary for any Committee meeting.

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  4.6.
  Presiding Officer. The Chairperson of the Committee shall preside at all Committee meetings. If the Chairperson is absent at a meeting, a majority of the Committee members present at a meeting shall appoint a different presiding officer for that meeting.

5.
External Auditor Oversight.

5.1.
Selection and Evaluation. Subject to shareholder ratification, if such ratification is required by applicable law or the certificate of incorporation or the bylaws of the Company, the Committee shall have sole responsibility for the appointment, retention, oversight, termination and replacement of the External Auditor and for the approval of all audit and engagement fees. The Committee shall annually, following the completion of the Audit Reports and at such other times as it deems appropriate, evaluate the performance of the External Auditor, including a specific evaluation of the External Auditor's lead (or coordinating) audit partner having primary responsibility for the Company's audit.

5.2.
Pre-Approval of External Auditor Services.

5.2.1.
Committee Pre-Approval. No audit services or non-audit services shall be provided to the Company by the External Auditor unless first pre-approved by the Committee and unless permitted by applicable securities laws and the rules and regulations of the SEC. If the Committee approves an audit service within the scope of the engagement of the External Auditor, such audit service shall be deemed to have been pre-approved for purposes of this Section.

5.2.2.
Pre-Approval Exception. Pre-approval shall not be required under Section 5.2.1. for non-audit services provided by the External Auditor, if (i) the aggregate amount of all such non-audit services provided to the Company constitutes not more than the five percent (5%) of the total amount of revenues paid by the Company to the External Auditor during the fiscal year in which such non-audit services are provided, (ii) such non-audit services were not recognized by the Company at the time of the External Auditor's engagement to be non-audit services, and (iii) such non-audit services are promptly brought to the attention of the Committee and approved by the Committee prior to the completion of the audit.

5.2.3.
Delegation of Pre-Approval Authority. The Committee may delegate to one (1) or more members of the Committee the authority to grant pre-approval of non-audit services required by this Section, including the pre-approval described in clause (iii) of Section 5.2.2. The decision of any member to whom such authority is delegated to pre-approve non-audit services shall be presented to the full Committee for its approval at its next scheduled meeting.

5.3.
Independence. The Committee shall periodically meet with management, the Internal Auditor and the External Auditor to assess and satisfy itself that the External Auditor is "independent" in accordance with the rules and regulations of the NASDAQ and the SEC. The Committee shall annually obtain from the External Auditor a written statement delineating (i) all relationships between the External Auditor and the Company that may impact the External Auditor's objectivity and independence, (ii) confirmation that none of the Company's CEO, controller, CFO, chief accounting officer, Internal Auditor, or any person serving in an equivalent position to any of the foregoing for the Company, was employed by such External Auditor and participated in any capacity in the audit of the Company during the one (1) year period preceding the date of the initiation of the audit for which the External Auditor is engaged, and (iii) all the disclosures required by Independence Standards Board Standard No. 1.

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  5.4.
  Quality Control. The Committee shall annually obtain from the External Auditor a written report describing (i) the External Auditor's internal quality-control procedures; and (ii) any material issues raised by (a) the External Auditor's most recent internal quality-control review, or peer review or (b) any inquiry or investigation by governmental or accounting profession authorities, in each case, within the preceding five years, respecting one or more independent audits carried out by the External Auditor, and any steps taken to deal with any such issues.

  5.5.
  Audit Partner Rotation. The Committee shall annually obtain from the External Auditor a written statement confirming that neither the lead (or coordinating) audit partner having primary responsibility for the Company's audit nor the audit partner responsible for reviewing the Company's audit has performed audit services for the Company in each of the Company's five (5) previous fiscal years.

  5.6.
  External Auditor Reports Review. The Committee shall review with management, the Internal Auditor and the External Auditor (i) the reports required to be prepared by the External Auditor under the Exchange Act regarding (a) all critical accounting policies and practices used by the Company and (b) all alternative treatments of the Company's financial information within GAAP that have been discussed with management, the ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the External Auditor; and (ii) all other material written communications between the External Auditor, management and the Internal Auditor, such as any management letter or schedule of unadjusted differences.

  5.7.
  Internal Control Assessment. The Committee shall annually obtain from the External Auditor a written report in which the External Auditor attests to and reports on the assessment of the Company's internal controls made by the Company's management.

  5.8.
  Accountability of External Auditor. The External Auditor shall report directly to the Committee and shall be ultimately accountable to the Committee. The Committee shall obtain an annual written statement from the External Auditor confirming its accountability to the Committee.

  5.9.
  Audit Assessment. The Committee shall annually assess with management, the Internal Auditor and the External Auditor any problems or difficulties encountered in connection with the audit process, including any restrictions on the scope of the External Auditor's activities or on access to requested information, any accounting adjustments that were noted or proposed by the External Auditor but that were passed (as immaterial or otherwise), any communications between the External Auditor's team assigned to the Company's audit and the External Auditor's national office respecting auditing or accounting issues presented by the Company's audit, and any "management" or "internal control" letter issued, or proposed to be issued, by the External Auditor to the Company.

  5.10.
  SAS 61 Communications. The Committee shall discuss with the External Auditor the matters required to be discussed under Statement on Auditing Standards No. 61.

  5.11.
  Audit Disagreement Inquiry. The Committee shall periodically inquire of management and the External Auditor as to any disagreements that may have occurred between them relating to the Company's financial statements or disclosures. The Committee shall have sole responsibility for the resolution of any disagreements between management and the External Auditor regarding financial reporting.

  5.12.
  Hiring Policy. The Committee shall draft a policy regarding the hiring by the Company of employees or former employees of the Company's External Auditors. After consideration of the pressures that may exist for employees of the External Auditor to consciously or subconsciously seek employment with the Company, the Committee shall make a

4

    determination as to whether or not such policy should be disclosed to the External Auditor and whether or not the External Auditor should be required to disclose such policy to each of its employees that provide services in connection with the Company's audit.

6.
Internal Auditing Oversight.

6.1.
Internal Auditing Staff. The Committee shall annually evaluate the performance of the Internal Auditor and the internal auditing department with management and the External Auditor.

6.2.
Internal Audit Process. The Committee shall oversee the Company's internal audit function and any other appropriate control process in place for reviewing and approving the Company's internal transactions and accounting; provided, that (i) this Section 6.2 shall not be construed to require the Company to establish a separate internal audit department or dedicate employees to the task on a full-time basis and (ii) the Company may choose to outsource this function to a firm other than any External Auditor. The Committee shall meet periodically, at its discretion, with the Internal Auditor, the External Auditor and management to review (i) plans for the internal audit program (including scope, responsibilities, budget and staffing) for the coming year, (ii) the coordination of such plans with the work of the External Auditor, and (iii) the progress and results of the internal auditing process.

6.3.
Internal Audit Reports. The Committee shall meet periodically, at its discretion, with the Internal Auditor to review any significant reports to management prepared by the internal auditing staff. The Internal Auditor shall provide a summary of all significant internal audit reports to the Committee each quarter.

7.
Financial Statements And Disclosure Oversight.

7.1.
SEC Filings and Earnings Releases and Guidance. Prior to the filing by the Company with the SEC of any annual report on Form 10-K or any quarterly report on Form 10-Q, the Committee shall review with management and the External Auditor the financial statements and the disclosure under "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained therein. In addition, the Committee shall periodically, at its discretion, review with management and the External Auditor the Company's procedures (including types of information to be disclosed and the type of presentation to be made) with respect to press releases that contain information regarding the Company's historical or projected financial performance and the provision of any such information, earnings guidance or other financial information to a financial analyst or rating agency. Such reviews should include consideration of (i) off-balance sheet transactions, obligations (including contingent obligations) and other relationships with unconsolidated entities or other persons that may have a current or future effect on the Company's financial condition, results of operation, liquidity, capital expenditures or significant components of revenues or expenses; (ii) pro forma financial information, including any information required to reconcile such information with financial information prepared in accordance with GAAP; (iii) underlying estimates upon which the presented financial information is based; (iv) the reasonableness of significant judgments made in the preparation of the presented financial information; (v) whether, notwithstanding proper technical application of the applicable accounting rules, the presented financial information conforms to the accounting principles upon which the relevant accounting rules are based; and (vi) whether, notwithstanding proper technical application of the applicable accounting rules, the presented financial information misleads investors as to the Company's underlying economic condition.

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  7.2.
  Accounting Changes. The Committee shall, before their implementation, review with management and the External Auditor and approve all significant changes proposed to be made in the Company's accounting principles and practices.

  7.3.
  Adequate Disclosure. The Committee shall periodically, at its discretion, inquire of management, the External Auditor, the General Counsel and, if the Committee deems it appropriate, outside legal counsel as to whether the Company's financial statements comport with the disclosure requirements of federal securities laws, notwithstanding their conformity to accounting principles and practices.

  7.4.
  Criticisms. The Committee shall periodically, at its discretion, inquire of management, the General Counsel and the External Auditor as to their knowledge of any criticism of the Company's financial statements or disclosures by any financial analysts, rating agencies, media sources or other reliable third-party sources. The Committee shall establish procedures for (i) the receipt, retention, investigation and resolution of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential anonymous submission by the Company's employees of concerns regarding questionable accounting or auditing matters.

8.
Internal Controls and Compliance with Laws and Regulations and Code of Business Conduct Oversight.

8.1.
Internal Controls and Compliance Policies. For the purpose of assessing their adequacy and effectiveness, the Committee (i) shall periodically, at its discretion, review and assess with management, the Internal Auditor, the General Counsel and the External Auditor (a) the Company's internal control systems, including whether such controls are reasonably designed to ensure that appropriate information comes to the attention of the Committee in a timely manner, prevent violations of law and corporate policy and permit the Company to prepare accurate and informative financial reports, (b) the Company's policies on compliance with laws and regulations, (c) the Company's Code of Business Conduct, and (d) the methods and procedures for monitoring compliance with such policies; and (ii) shall elicit any recommendations for the improvement of the Code of Business Conduct and such controls, policies, methods and procedures. The Committee shall review with management and the External Auditor, prior to its annual filing, the internal control report (containing the annual assessment of the effectiveness of the internal control structure and procedures of the Company for ensuring the accuracy of public disclosures) that is required to be filed by the Company with the SEC on Form 10-K.

8.2.
Information Security. The Committee shall periodically, at its discretion, review and assess with management and the External Auditor the adequacy of the security for the Company's information systems and the Company's contingency plans in the event of a systems breakdown or security breach.

8.3.
Code of Business Conduct Violations. The Committee shall periodically, at its discretion, inquire of management, the Internal Auditor and the External Auditor as to their knowledge of (i) any violation of the Code of Business Conduct, (ii) any waiver of compliance with the Code of Business Conduct, and (iii) any investigations undertaken with regard to compliance with the Code of Business Conduct. The Committee shall not have the power to grant waivers to the Code of Business Conduct. Any waiver of the Code of Business Conduct with respect to a director or executive officer may only be granted by the Board. All waivers granted by the Board shall be promptly reported to the entire Board and be publicly disclosed as required by the rules and regulations of the SEC and NASDAQ.

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  8.4.
  Misconduct Allegations. The Committee shall periodically, at its discretion, inquire of management and the General Counsel of their knowledge of any allegations of director or officer misconduct or misconduct by the Company (whether made by employees or third parties).

  8.5.
  Disagreements with Legal Counsel. The Committee shall periodically, in its discretion, inquire of management, the General Counsel and, if appropriate, outside legal counsel of any disagreements that may have occurred between management and legal counsel regarding any public disclosures or any other legal compliance issue.

  8.6.
  Related Party Transactions Oversight. The Company shall not enter into a related party transaction unless such transaction is approved by the Committee after a review of the transaction by the Committee for potential conflicts of interest. A transaction will be considered a "related party transaction" if the transaction would be required to be disclosed under applicable regulations.

9.
Risk Management Oversight.

9.1.
Risk Exposure. The Committee shall periodically meet with management and each Independent Auditor to review and discuss (i) guidelines and policies with respect to risk assessment and risk management to the extent necessary or appropriate to govern the process by which the Company's risk assessment and management is undertaken and handled (although the Committee is not required to be the sole body responsible for risk assessment and management) and (ii) the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures. If the Company manages and assesses its risk through mechanisms other than the Committee, the mechanisms need not be replaced by the Committee, but the processes in place should be reviewed in a general manner by the Committee.

9.2.
Insurance. The Committee shall periodically review and assess with management and the General Counsel insurance coverage, including Directors and Officers Liability, property and casualty loss, errors and omissions and surety bonds.

9.3.
Special-Purpose Entities and Off-Balance Sheet Transactions. The Committee shall periodically meet with management, the Internal Auditor, the General Counsel and the External Auditor to review and assess all "special-purpose" entities of the Company and all complex financing transactions involving the Company, including all related off-balance sheet accounting matters.

9.4.
Consultation with Legal Counsel. The Committee shall periodically, at its discretion, review with the General Counsel and, if the Committee deems it appropriate, outside legal counsel legal matters (including material claims, pending legal proceedings, government investigations and material reports, notices or inquires received from governmental agencies) that may have a significant impact on the Company's financial statements or risk management.

10.
Reports and Assessments.

10.1.
Board Reports. The Chairperson of the Committee shall, periodically, at his or her discretion, report to the Board on Committee actions and on the fulfillment of the Committee's responsibilities under this Charter. Such reports shall include any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's External Auditors and the performance of the Company's internal audit function.

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  10.2.
  Charter Assessment. The Committee shall annually assess the adequacy of this Charter and advise the Board and the Nominating and Corporate Governance Committee of its assessment and of its recommendation for any changes to the Charter.

  10.3.
  Committee Self-Assessment. The Committee shall annually make a self-assessment of its performance and shall report the results of such self-assessment to the Board and the Nominating and Corporate Governance Committee.

  10.4.
  Proxy Statement Report. The Committee shall prepare an annual report as required by the rules and regulations of the SEC and submit it to the Board for inclusion in the Company's proxy statement prepared in connection with its annual meeting of stockholders.

  10.5.
  Recommend Action. The Committee shall annually make a determination as to whether to recommend to the Board that the audited financials (certified by the External Auditor) be included in the Company's annual report on Form 10-K for filing with the SEC.

  10.6.
  Board Access to External Auditor. The Committee shall, whenever the Board of Directors or the Committee deems it appropriate, have the External Auditor attend a meeting of the Board to discuss specific issues and to answer questions from the directors.

11.
General.

11.1.
Financial Statement Responsibility. The Company's management is responsible for the preparation, presentation and integrity of the Company's financial statements and disclosures, and the External Auditor is responsible for auditing year-end financial statements and reviewing quarterly financial statements and conducting other procedures. It is not the duty of the Committee to certify the Company's financial statements, to guarantee the External Auditor's report or to plan or conduct audits. Since the primary function of the Committee is oversight, the Committee shall be entitled to rely on the expertise, skills and knowledge of management, the Internal Auditor and the External Auditor and the accuracy of information provided to the Committee by such persons in carrying out its oversight responsibilities. Nothing in this Charter is intended to change the responsibilities of management and the External Auditor.

11.2.
Charter Guidelines. While the responsibilities of the Committee set forth in Section 5 through 10 above are contemplated to be the principal recurring activities of the Committee in carrying out its oversight function, these responsibilities are to serve as a guide with the understanding that the Committee may diverge from them as it deems appropriate given the circumstances.

12.
Qualified Legal Compliance Committee Duties.

12.1.
Purpose. The Committee shall fulfill the requirements of a Qualified Legal Compliance Committee, as defined applicable law.

12.2.
Written Procedures. The Committee shall have the authority and responsibility to establish written procedures to confidentially receive, consider and retain reports of evidence of a material violation by the Company, its officers, directors, employees or agents of federal or state securities laws, material breach of fiduciary duty, or a similar material violation of any federal or state law.

12.3.
Report Submission. The Committee shall have the authority and responsibility to inform the Company's chief legal officer ("CLO") and CEO (or the equivalents thereof) of any report of evidence of a material violation (except in case of futility).

12.4.
Investigation Determination. The Committee shall determine whether an investigation is necessary regarding any report of evidence of a material violation by the Company, its officers,

8

    directors, employees or agents. If the Committee determines an investigation is necessary or appropriate, the Committee shall (i) notify the Board of its determination to investigate, (ii) initiate an investigation, which may be conducted either by the CLO (or the equivalent thereof) or by outside counsel, and (iii) retain such additional Advisors to assist in such investigation as the Committee deems necessary or appropriate.

  12.5.
  Conclusion of Investigation. At the conclusion of any investigation the Committee shall (i) have the authority and responsibility to recommend, by majority vote, that the Company implement an appropriate response to evidence of a material violation, and (ii) inform the Company's CLO and CEO (or the equivalents thereof) and the Board of the results of any such investigation and the appropriate remedial measures to be adopted, if any.

  12.6.
  Notification of SEC. The Committee shall have the authority to take all other appropriate action, including the authority to notify the SEC in the event that the Company fails in any material respect to implement an appropriate response that the Committee has recommended the Company to take; provided, that the Committee determines, by majority vote and after consultation with counsel, that such notification would be required by law or in the best interest of the Company.

  12.7.
  General Authority. The Committee shall have the authority to take any other action necessary to meet the requirements of a Qualified Legal Compliance Committee under applicable law.

9

KMG CHEMICALS, INC.

2004 LONG-TERM INCENTIVE PLAN

        The KMG Chemicals, Inc. 2004 Long-Term Incentive Plan (the "Plan") was adopted by the Board of Directors of KMG Chemicals, Inc., a Texas corporation (the "Company"), effective as of October 14, 2004 ("Effective Date"), subject to approval by the Company's shareholders.

ARTICLE 1
PURPOSE

        The purpose of the Plan is to attract and retain the services of key employees, and Outside Directors of the Company and its Subsidiaries and to provide such persons with a proprietary interest in the Company through the granting of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalent rights, and other awards, whether granted singly, or in combination, or in tandem, that will:

          (a)   increase the interest of such persons in the Company's welfare;

          (b)   furnish an incentive to such persons to continue their services for the Company; and

          (c)   provide a means through which the Company may attract able persons as employees, and Outside Directors.

        With respect to Reporting Participants, the Plan and all transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended from time to time (the "1934 Act"). To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void ab initio, to the extent permitted by law and deemed advisable by the Committee.

ARTICLE 2
DEFINITIONS

        For the purpose of the Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

        2.1   "Award" means the grant of any Incentive Stock Option, Nonqualified Stock Option, Reload Stock Option, Restricted Stock, SAR, Restricted Stock Units, Performance Award, Dividend Equivalent Right or Other Award, whether granted singly or in combination or in tandem (each individually referred to herein as an "Incentive").

        2.2   "Award Agreement" means a written agreement between a Participant and the Company which sets out the terms of the grant of an Award.

        2.3   "Award Period" means the period set forth in the Award Agreement during which one or more Incentives granted under an Award may be exercised.

        2.4   "Board" means the board of directors of the Company.

        2.5   "Change in Control" means the occurrence of the event set forth in any one of the following paragraphs:

          (i)    any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing 50% or more of the combined voting power of the Company's then outstanding securities, excluding (a) any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (a) of paragraph (iii) below,

  (b) any Person that, as of the Effective Date of the Plan, holds more than 50% of the combined voting power of the Company's then outstanding securities; or

          (ii)   the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the Effective Date of this Plan, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's shareholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the Effective Date of this Plan or whose appointment, election or nomination for election was previously so approved or recommended; or

          (iii)  there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (a) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 60% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation or (b) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates other than in connection with the acquisition by the Company or its Affiliates of a business) representing 50% or more of the combined voting power of the Company's then outstanding securities; or

          (iv)  the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 60% of the combined voting power of the voting securities of which are owned by shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

        For purposes hereof:

          "Affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the 1934 Act.

          "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the 1934 Act.

          "Person" shall have the meaning given in Section 3(a)(9) of the 1934 Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities or (iv) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company.

        2.6   "Code" means the Internal Revenue Code of 1986, as amended.

        2.7   "Committee" means the committee appointed or designated by the Board to administer the Plan in accordance with Article 3 of this Plan.

        2.8   "Common Stock" means the common stock, par value $0.01 per share, which the Company is currently authorized to issue or may in the future be authorized to issue, or any securities into which or for which the common stock of the Company may be converted or exchanged, as the case may be, pursuant to the terms of this Plan.

        2.9   "Company" means KMG Chemicals, Inc., a Texas corporation, and any successor entity.

        2.10 "Corporation" means any entity that (i) is defined as a corporation under Section 7701 of the Code and (ii) is the Company or is in an unbroken chain of corporations (other than the Company) beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain. For purposes of clause (ii) hereof, an entity shall be treated as a "corporation" if it satisfies the definition of a corporation under Section 7701 of the Code.

        2.11 "Date of Grant" means the effective date on which an Award is made to a Participant as set forth in the applicable Award Agreement; provided, however, that solely for purposes of Section 16 of the 1934 Act and the rules and regulations promulgated thereunder, the Date of Grant of an Award shall be the date of shareholder approval of the Plan if such date is later than the effective date of such Award as set forth in the Award Agreement.

        2.12 "Dividend Equivalent Right" means the right of the holder thereof to receive credits based on the cash dividends that would have been paid on the shares of Common Stock specified in the Award if such shares were held by the Participant to whom the Award is made.

        2.13 "Employee" means a common law employee (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the Code) of the Company or any Subsidiary of the Company.

        2.14 "Executive Officer" means an officer of the Company or a Subsidiary subject to Section 16 of the 1934 Act or a "covered employee" as defined in Section 162(m)(3) of the Code.

        2.15 "Fair Market Value" means, as of a particular date, (a) if the shares of Common Stock are listed on a national securities exchange, the closing sales price per share of Common Stock on the consolidated transaction reporting system for the principal securities exchange for the Common Stock on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (b) if the shares of Common Stock are not so listed but are quoted on the Nasdaq National Market System, the closing sales price per share of Common Stock on the Nasdaq National Market System on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (c) if the Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by Nasdaq, or, if not reported by Nasdaq, by the National Quotation Bureau, Inc., or (d) if none of the above is applicable, such amount as may be determined by the Board (acting on the advice of an Independent Third Party, should the Board elect in its sole discretion to utilize an Independent Third Party for this purpose), in good faith, to be the fair market value per share of Common Stock.

        2.16 "Independent Third Party" means an individual or entity independent of the Company having experience in providing investment banking or similar appraisal or valuation services and with expertise generally in the valuation of securities or other property for purposes of this Plan. The Board may utilize one or more Independent Third Parties.

        2.17 "Incentive" is defined in Section 2.1 hereof.

        2.18 "Incentive Stock Option" means an incentive stock option within the meaning of Section 422 of the Code, granted pursuant to this Plan.

        2.19 "Nonqualified Stock Option" means a nonqualified stock option, granted pursuant to this Plan, which is not an Incentive Stock Option.

        2.20 "Option Price" means the price which must be paid by a Participant upon exercise of a Stock Option to purchase a share of Common Stock.

        2.21 "Other Award" means an Award issued pursuant to Section 6.10 hereof.

        2.22 "Outside Director" means a director of the Company who is not an Employee.

        2.23 "Participant" means an Employee or Outside Director of the Company or a Subsidiary to whom an Award is granted under this Plan.

        2.24 "Plan" means this KMG Chemicals, Inc. 2004 Long-Term Incentive Plan, as amended from time to time.

        2.25 "Performance Award" means an Award hereunder of cash, shares of Common Stock, units or rights based upon, payable in, or otherwise related to, Common Stock pursuant to Section 6.8 hereof.

        2.26 "Performance Goal" means any of the goals set forth in Section 6.11 hereof.

        2.27 "Reload Stock Option" means a Nonqualified Stock Option or an Incentive Stock Option granted pursuant to Section 8.3(c) hereof.

        2.28 "Reporting Participant" means a Participant who is subject to the reporting requirements of Section 16 of the 1934 Act.

        2.29 "Restricted Stock" means shares of Common Stock issued or transferred to a Participant pursuant to Section 6.4 of this Plan which are subject to restrictions or limitations set forth in this Plan and in the related Award Agreement.

        2.30 "Restricted Stock Units" means units awarded to Participants pursuant to Section 6.7 hereof, which are convertible into Common Stock at such time as such units are no longer subject to restrictions as established by the Committee.

        2.31 "Retirement" means any Termination of Service solely due to retirement upon or after attainment of age sixty-five (65), or permitted early retirement as determined by the Committee.

        2.32 "SAR" or "stock appreciation right" means the right to receive a payment, in cash and/or Common Stock, equal to the excess of the Fair Market Value of a specified number of shares of Common Stock on the date the SAR is exercised over the SAR Price for such shares.

        2.33 "SAR Price" means the exercise price of each share of Common Stock covered by a SAR, determined on the Date of Grant of the SAR.

        2.34 "Stock Option" means a Nonqualified Stock Option, a Reload Stock Option or an Incentive Stock Option.

        2.35 "Subsidiary" means (i) any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain, (ii) any limited partnership, if the Company or any corporation described in item (i) above owns a majority of the general partnership interest and a majority of the limited partnership interests entitled to vote on the removal and replacement of the general partner, and (iii) any partnership or limited liability company, if the partners or members thereof are composed only of the Company, any corporation listed in item (i) above or any limited partnership listed in item (ii) above. "Subsidiaries" means more than one of any such corporations, limited partnerships, partnerships or limited liability companies.

        2.36 "Termination of Service" occurs when a Participant who is an Employee of the Company or any Subsidiary shall cease to serve as an Employee of the Company and its Subsidiaries, for any reason; or, when a Participant who is an Outside Director of the Company or a Subsidiary shall cease to serve as a director of the Company and its Subsidiaries for any reason. Except as may be necessary or desirable to comply with applicable federal or state law, a "Termination of Service" shall not be deemed to have occurred when a Participant who is an Employee becomes a an Outside Director or vice versa. If, however, a Participant who is an Employee and who has an Incentive Stock Option ceases to be an Employee but does not suffer a Termination of Service, and if that Participant does not exercise the Incentive Stock Option within the time required under Section 422 of the Code upon ceasing to be an Employee, the Incentive Stock Option shall thereafter become a Nonqualified Stock Option.

        2.37 "Total and Permanent Disability" means a Participant is qualified for long-term disability benefits under the Company's or Subsidiary's disability plan or insurance policy; or, if no such plan or policy is then in existence or if the Participant is not eligible to participate in such plan or policy, that the Participant, because of a physical or mental condition resulting from bodily injury, disease, or mental disorder which prevents the Participant from performing his or her duties of employment for a period of six (6) continuous months, as determined in good faith by the Committee, based upon medical reports or other evidence satisfactory to the Committee; provided that, with respect to any Incentive Stock Option, Total and Permanent Disability shall have the meaning given it under the rules governing Incentive Stock Options under the Code.

ARTICLE 3
ADMINISTRATION

        Subject to the terms of this Article 3, the Plan shall be administered by the Board or such committee of the Board as is designated by the Board to administer the Plan (the "Committee"). The Committee shall consist of not fewer than three persons. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board. Any vacancy occurring in the membership of the Committee may be filled by appointment by the Board. At any time there is no Committee to administer the Plan, any references in this Plan to the Committee shall be deemed to refer to the Board.

        If necessary to satisfy the requirements of Section 162(m) of the Code and/or Rule 16b-3 promulgated under the 1934 Act, membership on the Committee shall be limited to those members of the Board who are "outside directors" under Section 162(m) of the Code and/or "non-employee directors" as defined in Rule 16b-3 promulgated under the 1934 Act. The Committee shall select one of its members to act as its Chairman. A majority of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee.

        The Committee shall determine and designate from time to time the eligible persons to whom Awards will be granted and shall set forth in each related Award Agreement, where applicable, the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance requirements, as are approved by the Committee, but not inconsistent with the Plan. The Committee shall determine whether an Award shall include one type of Incentive or two or more Incentives granted in combination or two or more Incentives granted in tandem (that is, a joint grant where exercise of one Incentive results in cancellation of all or a portion of the other Incentive). Although the members of the Committee shall be eligible to receive Awards, all decisions with respect to any Award, and the terms and conditions thereof, to be granted under the Plan to any member of the Committee shall be made solely and exclusively by the other members of the Committee, or if such member is the only member of the Committee, by the Board.

        The Committee, in its discretion, shall (i) interpret the Plan, (ii) prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the Plan, (iii) establish performance goals for an Award and certify the extent of their achievement, and (iv) make such other determinations or certifications and take such other action as it deems necessary or advisable in the administration of the Plan. Any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties.

        The Committee may delegate to officers of the Company, pursuant to a written delegation, the authority to perform specified functions under the Plan. Any actions taken by any officers of the Company pursuant to such written delegation of authority shall be deemed to have been taken by the Committee. Notwithstanding the foregoing, to the extent necessary to satisfy the requirements of Section 162(m) of the Code and/or Rule 16b-3 promulgated under the 1934 Act, any function relating to a Reporting Participant or a covered employee (as defined in Section 162(m) of the Code) shall be performed solely by the Committee.

        With respect to restrictions in the Plan that are based on the requirements of Rule 16b-3 promulgated under the 1934 Act, Section 422 of the Code, Section 162(m) of the Code, the rules of any exchange or inter-dealer quotation system upon which the Company's securities are listed or quoted, or any other applicable law, rule or restriction (collectively, "applicable law"), to the extent that any such restrictions are no longer required by applicable law, the Committee shall have the sole discretion and authority to grant Awards that are not subject to such mandated restrictions and/or to waive any such mandated restrictions with respect to outstanding Awards.

ARTICLE 4
ELIGIBILITY

        Any Employee (including an Employee who is also a director or an officer), or Outside Director of the Company whose judgment, initiative, and efforts contributed or may be expected to contribute to the successful performance of the Company is eligible to participate in the Plan; provided that only Employees of a Corporation shall be eligible to receive Incentive Stock Options. The Committee, upon its own action, may grant, but shall not be required to grant, an Award to any Employee or Outside Director of the Company or any Subsidiary. Awards may be granted by the Committee at any time and from time to time to new Participants, or to then Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Committee shall determine. Except as required by this Plan, Awards granted at different times need not contain similar provisions. The Committee's determinations under the Plan (including without limitation determinations of which Employees or Outside Directors, if any, are to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among Participants who receive, or are eligible to receive, Awards under the Plan.

ARTICLE 5
SHARES SUBJECT TO PLAN

        5.1   Number Available for Awards. Subject to adjustment as provided in Articles 11 and 12, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan is 375,000 shares. Subject to adjustment pursuant to Articles 11 and 12, no Executive Officer may receive in any calendar year (i) Stock Options or SARs relating to more than 250,000 shares of Common Stock, or (ii) Restricted Stock, Restricted Stock Units, Performance Awards or Other Awards that are subject to the attainment of Performance Goals relating to more than 100,000 shares of Common Stock. Shares to be issued may be made available from authorized but unissued Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise. During the term of this Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of this Plan.

        5.2   Reuse of Shares. To the extent that any Award under this Plan shall be forfeited, shall expire or be canceled, in whole or in part, then the number of shares of Common Stock covered by the Award or stock option so forfeited, expired or canceled may again be awarded pursuant to the provisions of this Plan. In the event that previously acquired shares of Common Stock or shares of Common Stock otherwise issuable upon exercise of a Stock Option are delivered to the Company in full or partial payment of the exercise price for the exercise of a Stock Option granted under this Plan, or shares of Common Stock issuable pursuant to an Incentive upon exercise or vesting are used to satisfy the tax withholding requirements upon exercise or vesting of an Incentive (other than an Incentive Stock Option), the number of shares of Common Stock available for future Awards under this Plan shall be reduced only by the net number of shares of Common Stock issued upon the exercise of the Stock Option. Awards that may be satisfied either by the issuance of shares of Common Stock or by cash or other consideration shall be counted against the maximum number of shares of Common Stock that may be issued under this Plan only during the period that the Award is outstanding or to the extent the Award is ultimately satisfied by the issuance of shares of Common Stock. Awards will not reduce the number of shares of Common Stock that may be issued pursuant to this Plan if the settlement of the Award will not require the issuance of shares of Common Stock, as, for example, a SAR that can be satisfied only by the payment of cash.

ARTICLE 6
GRANT OF AWARDS

        6.1   In General.

          (a)   The grant of an Award shall be authorized by the Committee and shall be evidenced by an Award Agreement setting forth the Incentive or Incentives being granted, the total number of shares of Common Stock subject to the Incentive(s), the Option Price (if applicable), the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance objectives, as are approved by the Committee, but not inconsistent with the Plan. The Company shall execute an Award Agreement with a Participant after the Committee approves the issuance of an Award. Any Award granted pursuant to this Plan must be granted within ten (10) years of the date of adoption of this Plan. The Plan shall be submitted to the Company's shareholders for approval; however, the Committee may grant Awards under the Plan prior to the time of shareholder approval. Any such Award granted prior to such shareholder approval shall be made subject to such shareholder approval. The grant of an Award to a Participant shall not be deemed either to entitle the Participant to, or to disqualify the Participant from, receipt of any other Award under the Plan.

          (b)   If the Committee establishes a purchase price for an Award, the Participant must accept such Award within a period of thirty (30) days (or such shorter period as the Committee may specify) after the Date of Grant by executing the applicable Award Agreement and paying such purchase price.

          (c)   Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

        6.2   Option Price. The Option Price for any share of Common Stock which may be purchased under a Nonqualified Stock Option for any share of Common Stock may be less than, equal to, or greater than the Fair Market Value of the share on the Date of Grant. The Option Price for any share of Common Stock which may be purchased under an Incentive Stock Option must be at least equal to the Fair Market Value of the share on the Date of Grant; if an Incentive Stock Option is granted to an Employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary), the Option Price shall be at least 110% of the Fair Market Value of the Common Stock on the Date of Grant.

        6.3   Maximum ISO Grants. The Committee may not grant Incentive Stock Options under the Plan to any Employee which would permit the aggregate Fair Market Value (determined on the Date of Grant) of the Common Stock with respect to which Incentive Stock Options (under this and any other plan of the Company and its Subsidiaries) are exercisable for the first time by such Employee during any calendar year to exceed $100,000. To the extent any Stock Option granted under this Plan which is designated as an Incentive Stock Option exceeds this limit or otherwise fails to qualify as an Incentive Stock Option, such Stock Option (or any such portion thereof) shall be a Nonqualified Stock Option. In such case, the Committee shall designate which stock will be treated as Incentive Stock Option stock by causing the issuance of a separate stock certificate and identifying such stock as Incentive Stock Option stock on the Company's stock transfer records.

        6.4   Restricted Stock. If Restricted Stock is granted to or received by a Participant under an Award (including a Stock Option), the Committee shall set forth in the related Award Agreement: (i) the number of shares of Common Stock awarded, (ii) the price, if any, to be paid by the Participant for such Restricted Stock and the method of payment of the price, (iii) the time or times within which such Award may be subject to forfeiture, (iv) specified Performance Goals of the Company, a Subsidiary, any division thereof or any group of Employees of the Company, or other criteria, which the Committee determines must be met in order to remove any restrictions (including vesting) on such Award, and (v) all other terms, limitations, restrictions, and conditions of the Restricted Stock, which shall be consistent with this Plan. The provisions of Restricted Stock need not be the same with respect to each Participant.

          (a)   Legend on Shares. Each Participant who is awarded or receives Restricted Stock shall be issued a stock certificate or certificates in respect of such shares of Common Stock. Such certificate(s) shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, substantially as provided in Section 15.9 of the Plan.

          (b)   Restrictions and Conditions. Shares of Restricted Stock shall be subject to the following restrictions and conditions:

            (i)    Subject to the other provisions of this Plan and the terms of the particular Award Agreements, during such period as may be determined by the Committee commencing on the Date of Grant or the date of exercise of an Award (the "Restriction Period"), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock. Except for these limitations, the Committee may in its sole discretion, remove any or all of the restrictions on such Restricted Stock whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the Award, such action is appropriate.

            (ii)   Except as provided in sub-paragraph (i) above or in the applicable Award Agreement, the Participant shall have, with respect to his or her Restricted Stock, all of the rights of a shareholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon. Certificates for shares of Common Stock free of restriction under this Plan shall be delivered to the Participant promptly after, and only after, the Restriction Period shall expire without forfeiture in respect of such shares of Common Stock or after any other restrictions imposed in such shares of Common Stock by the applicable Award Agreement or other agreement have expired. Certificates for the shares of Common

    Stock forfeited under the provisions of the Plan and the applicable Award Agreement shall be promptly returned to the Company by the forfeiting Participant. Each Award Agreement shall require that (x) each Participant, by his or her acceptance of Restricted Stock, shall irrevocably grant to the Company a power of attorney to transfer any shares so forfeited to the Company and agrees to execute any documents requested by the Company in connection with such forfeiture and transfer, and (y) such provisions regarding returns and transfers of stock certificates with respect to forfeited shares of Common Stock shall be specifically performable by the Company in a court of equity or law.

            (iii)  The Restriction Period of Restricted Stock shall commence on the Date of Grant or the date of exercise of an Award, as specified in the Award Agreement, and, subject to Article 12 of the Plan, unless otherwise established by the Committee in the Award Agreement setting forth the terms of the Restricted Stock, shall expire upon satisfaction of the conditions set forth in the Award Agreement; such conditions may provide for vesting based on such Performance Goals, as may be determined by the Committee in its sole discretion.

            (iv)  Except as otherwise provided in the particular Award Agreement, upon Termination of Service for any reason during the Restriction Period, the nonvested shares of Restricted Stock shall be forfeited by the Participant. In the event a Participant has paid any consideration to the Company for such forfeited Restricted Stock, the Committee shall specify in the Award Agreement that either (i) the Company shall be obligated to, or (ii) the Company may, in its sole discretion, elect to, pay to the Participant, as soon as practicable after the event causing forfeiture, in cash, an amount equal to the lesser of the total consideration paid by the Participant for such forfeited shares or the Fair Market Value of such forfeited shares as of the date of Termination of Service, as the Committee, in its sole discretion shall select. Upon any forfeiture, all rights of a Participant with respect to the forfeited shares of the Restricted Stock shall cease and terminate, without any further obligation on the part of the Company.

        6.5   SARs. The Committee may grant SARs to any Participant, either as a separate Award or in connection with a Stock Option. SARs shall be subject to such terms and conditions as the Committee shall impose. The grant of the SAR may provide that the holder may be paid for the value of the SAR either in cash or in shares of Common Stock, or a combination thereof. In the event of the exercise of a SAR payable in shares of Common Stock, the holder of the SAR shall receive that number of whole shares of Common Stock having an aggregate Fair Market Value on the date of exercise equal to the value obtained by multiplying (i) the difference between the Fair Market Value of a share of Common Stock on the date of exercise over the SAR Price as set forth in such SAR (or other value specified in the agreement granting the SAR), by (ii) the number of shares of Common Stock as to which the SAR is exercised, with a cash settlement to be made for any fractional shares of Common Stock. The Committee, in its sole discretion, may place a ceiling on the amount payable upon exercise of a SAR, but any such limitation shall be specified at the time that the SAR is granted. The exercise price of any SAR shall in no event be less than the Fair Market Value of the Shares at the time of the grant.

        6.6   SAR Price. The SAR Price for any share of Common Stock subject to a SAR may be equal to or greater than the Fair Market Value of the share on the Date of Grant.

        6.7   Restricted Stock Units. Restricted Stock Units may be awarded or sold to any Participant under such terms and conditions as shall be established by the Committee. Restricted Stock Units shall be subject to such restrictions as the Committee determines, including, without limitation, (a) a prohibition against sale, assignment, transfer, pledge, hypothecation or other encumbrance for a specified period; or (b) a requirement that the holder forfeit (or in the case of shares of Common Stock or units sold to the Participant, resell to the Company at cost) such shares or units in the event of Termination of Service during the period of restriction.

        6.8  Performance Awards.

          (a)   The Committee may grant Performance Awards to any Participant upon such terms and conditions as shall be specified at the time of the grant and may include provisions establishing the performance period, the Performance Goals to be achieved during a performance period, and the maximum or minimum settlement values. Each Performance Award shall have its own terms and conditions. If the Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in the Company's business, operations, corporate structure, or for other reasons that the Committee deemed satisfactory, the Committee may modify the performance measures or objectives and/or the performance period. However, the Committee may not, in any event, increase the number of shares of Common Stock earned by any Executive Officer upon satisfaction of any Performance Goal.

          (b)   Performance Awards may be valued by reference to the Fair Market Value of a share of Common Stock or according to any formula or method deemed appropriate by the Committee, in its sole discretion, including, but not limited to, achievement of Performance Goals or other specific financial, production, sales or cost performance objectives that the Committee believes to be relevant to the Company's business and/or remaining in the employ of the Company for a specified period of time. Performance Awards may be paid in cash, shares of Common Stock, or other consideration, or any combination thereof. If payable in shares of Common Stock, the consideration for the issuance of such shares may be the achievement of the performance objective established at the time of the grant of the Performance Award. Performance Awards may be payable in a single payment or in installments and may be payable at a specified date or dates or upon attaining the performance objective. The extent to which any applicable performance objective has been achieved shall be conclusively determined by the Committee.

        6.9   Dividend Equivalent Rights. The Committee may grant a Dividend Equivalent Right to any Participant, either as a component of another Award or as a separate Award. The terms and conditions of the Dividend Equivalent Right shall be specified by the grant. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Common Stock (which may thereafter accrue additional dividend equivalents). Any such reinvestment shall be at the Fair Market Value at the time thereof. Dividend Equivalent Rights may be settled in cash or shares of Common Stock, or a combination thereof, in a single payment or in installments. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other Award.

        6.10 Other Awards. The Committee may grant to any Participant other forms of Awards, based upon, payable in, or otherwise related to, in whole or in part, shares of Common Stock, if the Committee determines that such other form of Award is consistent with the purpose and restrictions of this Plan. The terms and conditions of such other form of Award shall be specified by the grant. Such Other Awards may be granted for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified by the grant.

        6.11 Performance Goals. Awards of Restricted Stock, Restricted Stock Units, Performance Award and Other Awards (whether relating to cash or shares of Common Stock) under the Plan may be made subject to the attainment of Performance Goals relating to one or more business criteria within the meaning of Section 162(m) of the Code, including, but not limited to, cash flow; cost; ratio of debt to debt plus equity; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings per share; operating earnings; economic value added; ratio of operating earnings to capital spending; free cash flow; net profit; net sales; sales growth; price of the Company's Common Stock; return on net assets, equity or shareholders' equity; market share; or total return to shareholders ("Performance Criteria"). Any Performance Criteria may be used to measure the performance of the Company as a whole or any business unit of the Company and may be measured relative to a peer group or index. Any Performance Criteria may include or exclude (i) extraordinary, unusual and/or non-recurring items of gain or loss, (ii) gains or losses on the disposition of a business, (iii) changes in tax or accounting regulations or laws, or (iv) the effect of a merger or acquisition, as identified in the Company's quarterly and annual earnings releases. In all other respects, Performance Criteria shall be calculated in accordance with the Company's financial statements, under generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an Award which is consistently applied and identified in the audited financial statements, including footnotes, or the Management Discussion and Analysis section of the Company's annual report. However, the Committee may not in any event increase the amount of compensation payable to an individual upon the attainment of a Performance Goal.

        6.12 Tandem Awards. The Committee may grant two or more Incentives in one Award in the form of a "Tandem Award," so that the right of the Participant to exercise one Incentive shall be canceled if, and to the extent, the other Incentive is exercised. For example, if a Stock Option and a SAR are issued in a tandem Award, and the Participant exercises the SAR with respect to 100 shares of Common Stock, the right of the Participant to exercise the related Stock Option shall be canceled to the extent of 100 shares of Common Stock

        6.13 Maximum Individual Grants. No Participant may receive during any fiscal year of the Company Awards covering an aggregate of more than 250,000 shares of Common Stock.

ARTICLE 7
AWARD PERIOD; VESTING

        7.1   Award Period. Subject to the other provisions of this Plan, the Committee may, in its discretion, provide that an Incentive may not be exercised in whole or in part for any period or periods of time or beyond any date specified in the Award Agreement. Except as provided in the Award Agreement, an Incentive may be exercised in whole or in part at any time during its term. The Award Period for an Incentive shall be reduced or terminated upon Termination of Service. No Incentive granted under the Plan may be exercised at any time after the end of its Award Period. No portion of any Incentive may be exercised after the expiration of ten (10) years from its Date of Grant. However, if an Employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary) and an Incentive Stock Option is granted to such Employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five (5) years from the Date of Grant.

        7.2   Vesting. The Committee, in its sole discretion, may determine that an Incentive will be immediately vested in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its Date of Grant, or until the occurrence of one or more specified events, subject in any case to the terms of the Plan. If the Committee imposes conditions upon vesting, then, subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Incentive may be vested.

        7.3   Stock Option Award Periods. Unless otherwise provided in an Award Agreement or otherwise agreed to by the Committee, upon the occurrence the following Termination of Service events the Award Period for Stock Options will be adjusted as described below:

          (a)   Upon the death of the Participant, any rights to the extent exercisable on the date of death may be exercised by the Participant's estate, or by a person who acquires the right to exercise such Stock Option by bequest or inheritance or by reason of the death of the Participant, provided that such exercise occurs within both (i) the remaining Award Period of the Stock Option and (ii) one year after the Participant's death. The provisions of this Section shall apply notwithstanding the fact that the Participant's employment may have terminated prior to death, but only to the extent of any Stock Options exercisable on the date of death.

          (b)   Upon a Termination of Services by reason of Total and Permanent Disability or Retirement, the Participant may exercise any Stock Options, provided such option exercise occurs within both (i) the remaining Award Period and (ii) six months (in the case of Total and Permanent Disability) or three months (in the case of Retirement). Notwithstanding the terms of an Award Agreement, the tax treatment available pursuant to Section 422 of the Code upon the exercise of an Incentive Stock Option shall not be available to an Participant who exercises any Incentive Stock Options more than (i) one year after the date of Termination of Services due to Total and Permanent Disability or (ii) three months after the date of Termination of Services of employment due to Retirement.

          (c)   Except as provided in (a) and (b) above, upon Termination of Services by reason other than death, Retirement, Total and Permanent Disability or cause (as determined by the Committee), the Participant may exercise any Stock Options, provided such option exercise occurs within both (i) the remaining Award Period of the Stock Option and (ii) 30 days of the date of Termination of Services.

          (d)   All Stock Options shall terminate immediately upon a Termination of Services for cause (as determined by the Committee).

ARTICLE 8
EXERCISE OF INCENTIVE

        8.1   In General. A vested Incentive may be exercised during its Award Period, subject to limitations and restrictions set forth in the Award Agreement

        8.2   Securities Law and Exchange Restrictions. In no event may an Incentive be exercised or shares of Common Stock be issued pursuant to an Award if a necessary listing or quotation of the shares of Common Stock on a stock exchange or inter-dealer quotation system or any registration under state or federal securities laws required under the circumstances has not been accomplished.

        8.3   Exercise of Stock Option.

          (a)   In General. If a Stock Option is exercisable prior to the time it is vested, the Common Stock obtained on the exercise of the Stock Option shall be Restricted Stock which is subject to the applicable provisions of the Plan and the Award Agreement. If the Committee imposes conditions upon exercise, then subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Stock Option may be exercised. No Stock Option may be exercised for a fractional share of Common Stock. The granting of a Stock Option shall impose no obligation upon the Participant to exercise that Stock Option.

          (b)   Notice and Payment. Subject to such administrative regulations as the Committee may from time to time adopt, a Stock Option may be exercised by the delivery of written notice to the Committee setting forth the number of shares of Common Stock with respect to which the Stock Option is to be exercised and the date of exercise thereof (the "Option Exercise Date") which shall be at least three (3) days after giving such notice unless an earlier time shall have been mutually agreed upon. On the Option Exercise Date, the Participant shall deliver to the Company consideration with a value equal to the total Option Price of the shares to be purchased, payable as provided in the Award Agreement, which may provide for payment in any one or more of the following ways: (a) cash or check, bank draft, or money order payable to the order of the Company, (b) Common Stock (including Restricted Stock) owned by the Participant on the Option Exercise Date, valued at its Fair Market Value on the Option Exercise Date, and which the Participant has not acquired from the Company within six (6) months prior to the Option Exercise

  Date, (c) by delivery (including by FAX) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions from the Participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares of Common Stock purchased upon exercise of the Stock Option or to pledge such shares as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price, and/ or (d) in any other form of valid consideration that is acceptable to the Committee in its sole discretion. In the event that shares of Restricted Stock are tendered as consideration for the exercise of a Stock Option, a number of shares of Common Stock issued upon the exercise of the Stock Option equal to the number of shares of Restricted Stock used as consideration therefor shall be subject to the same restrictions and provisions as the Restricted Stock so tendered.

          (c)   Reload Stock Options. In the event that shares of Common Stock are delivered by a Participant in payment of all or a portion of the exercise price of a Stock Option as set forth in Section 8.3(b) above and/or shares of Common Stock are delivered to or withheld by the Company in satisfaction of the Company's tax withholding obligations upon exercise in accordance with Section 15.6 hereof, then, subject to Article 10 hereof, the Committee may, in the applicable Award Agreement or at the time of exercise, authorize the automatic grant to a Participant so exercising a Nonqualified Stock Option, a replacement Nonqualified Stock Option, and to a Participant so exercising an Incentive Stock Option, a replacement Incentive Stock Option (in either case, a "Reload Stock Option"), to purchase that number of shares so delivered to or withheld by the Company, as the case may be, at an option exercise price equal to the Fair Market Value per share of the Common Stock on the date of exercise of the original Stock Option (subject to the provisions of the Plan regarding Incentive Stock Options and, in any event not less than the par value per share of the Common Stock). The option period for a Reload Stock Option will commence on its Date of Grant and expire on the expiration date of the original Stock Option it replaces (subject to the provisions of the Plan regarding Incentive Stock Options), after which period the Reload Stock Option cannot be exercised. The Date of Grant of a Reload Stock Option shall be the date that the Stock Option it replaces is exercised. A Reload Stock Option shall automatically vest and be exercisable in full after the expiration of six (6) months from its Date of Grant. It shall be a condition to the grant of a Reload Stock Option that promptly after its Date of Grant, a stock option agreement shall be delivered to the Participant and executed by the Participant and the Company which sets forth the total number of shares subject to the Reload Stock Option, the option exercise price, the option period of the Reload Stock Option and such other terms and provisions as are consistent with the Plan.

          (d)   Issuance of Certificate. Except as otherwise provided in Section 6.4 hereof (with respect to shares of Restricted Stock) or in the applicable Award Agreement, upon payment of all amounts due from the Participant, the Company shall cause certificates for the Common Stock then being purchased to be delivered as directed by the Participant (or the person exercising the Participant's Stock Option in the event of his death) at its principal business office promptly after the Option Exercise Date; provided that if the Participant has exercised an Incentive Stock Option, the Company may at its option retain physical possession of the certificate evidencing the shares acquired upon exercise until the expiration of the holding periods described in Section 422(a)(1) of the Code. The obligation of the Company to deliver shares of Common Stock shall, however, be subject to the condition that, if at any time the Committee shall determine in its discretion that the listing, registration, or qualification of the Stock Option or the Common Stock upon any securities exchange or inter-dealer quotation system or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the Stock Option or the issuance or purchase of shares of Common Stock thereunder, the Stock Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not reasonably acceptable to the Committee.

          (e)   Failure to Pay. Except as may otherwise be provided in an Award Agreement, if the Participant fails to pay for any of the Common Stock specified in such notice or fails to accept delivery thereof, that portion of the Participant's Stock Option and right to purchase such Common Stock may be forfeited by the Company.

        8.4   SARs. Subject to the conditions of this Section 8.4 and such administrative regulations as the Committee may from time to time adopt, a SAR may be exercised by the delivery (including by FAX) of written notice to the Committee setting forth the number of shares of Common Stock with respect to which the SAR is to be exercised and the date of exercise thereof (the "SAR Exercise Date") which shall be at least three (3) days after giving such notice unless an earlier time shall have been mutually agreed upon. Subject to the terms of the Award Agreement, on the SAR Exercise Date, the Participant shall receive from the Company in exchange therefor cash in an amount equal to the excess (if any) of the Fair Market Value (as of the date of the exercise of the SAR) per share of Common Stock over the SAR Price per share specified in such SAR, multiplied by the total number of shares of Common Stock of the SAR being surrendered. In the discretion of the Committee, and subject to the terms of the Award Agreement, the Company may satisfy its obligation upon exercise of a SAR by the distribution of that number of shares of Common Stock having an aggregate Fair Market Value (as of the date of the exercise of the SAR) equal to the amount of cash otherwise payable to the Participant, with a cash settlement to be made for any fractional share interests, or the Company may settle such obligation in part with shares of Common Stock and in part with cash.

        8.5   Disqualifying Disposition of Incentive Stock Option. If shares of Common Stock acquired upon exercise of an Incentive Stock Option are disposed of by a Participant prior to the expiration of either two (2) years from the Date of Grant of such Stock Option or one (1) year from the transfer of shares of Common Stock to the Participant pursuant to the exercise of such Stock Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Participant shall notify the Company in writing of the date and terms of such disposition. A disqualifying disposition by a Participant shall not affect the status of any other Stock Option granted under the Plan as an Incentive Stock Option within the meaning of Section 422 of the Code.

ARTICLE 9
AMENDMENT OR DISCONTINUANCE

        Subject to the limitations set forth in this Article 9, the Board may at any time and from time to time, without the consent of the Participants, alter, amend, revise, suspend, or discontinue the Plan in whole or in part; provided, however, that no amendment which requires shareholder approval in order for the Plan and Incentives awarded under the Plan to continue to comply with Sections 162(m), 421, and 422 of the Code, including any successors to such Sections, shall be effective unless such amendment shall be approved by the requisite vote of the shareholders of the Company entitled to vote thereon. Any such amendment shall, to the extent deemed necessary or advisable by the Committee, be applicable to any outstanding Incentives theretofore granted under the Plan, notwithstanding any contrary provisions contained in any Award Agreement. In the event of any such amendment to the Plan, the holder of any Incentive outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Committee to any Award Agreement relating thereto. Notwithstanding anything contained in this Plan to the contrary, unless required by law, no action contemplated or permitted by this Article 9 shall adversely affect any rights of Participants or obligations of the Company to Participants with respect to any Incentive theretofore granted under the Plan without the consent of the affected Participant.

ARTICLE 10
TERM

        The Plan shall be effective from the date that this Plan is approved by the Board. Unless sooner terminated by action of the Board, the Plan will terminate on October 14, 2014, but Incentives granted before that date will continue to be effective in accordance with their terms and conditions.

ARTICLE 11
CAPITAL ADJUSTMENTS

        In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event affects the Common Stock such that an adjustment is determined by the Committee to be appropriate to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of the (i) the number of shares and type of Common Stock (or the securities or property) which thereafter may be made the subject of Awards, (ii) the number of shares and type of Common Stock (or other securities or property) subject to outstanding Awards, (iii) the number of shares and type of Common Stock (or other securities or property) specified as the annual per-participant limitation under Section 6.13 of the Plan, (iv) the Option Price of each outstanding Award, (v) the amount, if any, the Company pays for forfeited shares of Common Stock in accordance with Section 6.4, and (vi) the number of or SAR Price of shares of Common Stock then subject to outstanding SARs previously granted and unexercised under the Plan to the end that the same proportion of the Company's issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate SAR Price; provided however, that the number of shares of Common Stock (or other securities or property) subject to any Award shall always be a whole number. In lieu of the foregoing, if deemed appropriate, the Committee may make provision for a cash payment to the holder of an outstanding Award. Notwithstanding the foregoing, no such adjustment or cash payment shall be made or authorized to the extent that such adjustment or cash payment would cause the Plan or any Stock Option to violate Section 422 of the Code. Such adjustments shall be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which the Company is subject.

        Upon the occurrence of any such adjustment or cash payment, the Company shall provide notice to each affected Participant of its computation of such adjustment or cash payment which shall be conclusive and shall be binding upon each such Participant.

ARTICLE 12
RECAPITALIZATION, MERGER AND CONSOLIDATION

        12.1 No Effect on Company's Authority. The existence of this Plan and Incentives granted hereunder shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company's capital structure and its business, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

        12.2 Conversion of Incentives Where Company Survives. Subject to any required action by the shareholders, if the Company shall be the surviving or resulting corporation in any merger, consolidation or share exchange, any Incentive granted hereunder shall pertain to and apply to the securities or rights (including cash, property, or assets) to which a holder of the number of shares of Common Stock subject to the Incentive would have been entitled.

        Notwithstanding the foregoing, however, if so provided in the agreement and plan of merger pursuant to which such merger or consolidation is effected and the only consideration to be received by a holder of Common Stock of the Company (the "Merger Consideration") in such merger or consolidation shall be cash, at the effective time of the merger or consolidation (the "Merger Effective Time"):

          (a)   each Incentive outstanding immediately prior to the Merger Effective Time with an exercise price per share equal to or greater than the Merger Consideration shall be canceled and the holder thereof shall have no right to receive any consideration therefor; and

          (b)   each Incentive outstanding immediately prior to the Effective Time with an exercise price per share less than the Merger Consideration shall be canceled in exchange for the right to receive a payment in cash, without interest, equal to the product of (i) the excess of (x) the Merger Consideration over (y) the exercise price per share under such Incentive multiplied by (ii) the number of shares of Common Stock which such Incentive is exercisable, which cash payment shall be reduced by any applicable withholding taxes.

        12.3 Exchange or Cancellation of Incentives Where Company Does Not Survive. In the event of any merger, consolidation or share exchange pursuant to which the Company is not the surviving or resulting corporation, there shall be substituted for each share of Common Stock subject to the unexercised portions of outstanding Incentives, that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving, resulting or consolidated company which were distributed or distributable to the shareholders of the Company in respect to each share of Common Stock held by them, such outstanding Incentives to be thereafter exercisable for such stock, securities, cash, or property in accordance with their terms.

        Notwithstanding the foregoing, however, all such Incentives may be canceled by the Company, in its sole discretion, as of the effective date of any such reorganization, merger, consolidation, or share exchange, or of any proposed sale of all or substantially all of the assets of the Company, or of any dissolution or liquidation of the Company, by either:

          (a)   giving notice to each holder thereof or his personal representative of its intention to cancel those Incentives for which the issuance of shares of Common Stock involved payment by the Participant for such shares and, permitting the purchase during the thirty (30) day period next preceding such effective date of any or all of the shares of Common Stock subject to such outstanding Incentives, including in the Board's discretion some or all of the shares as to which such Incentives would not otherwise be vested and exercisable; or

          (b)   in the case of Incentives that are either (i) settled only in shares of Common Stock, or (ii) at the election of the Participant, settled in shares of Common Stock, paying the holder thereof an amount equal to a reasonable estimate of the difference between the net amount per share payable in such transaction or as a result of such transaction, and the price per share of such Incentive to be paid by the Participant (hereinafter the "Spread"), multiplied by the number of shares subject to the Incentive. In cases where the shares constitute, or would after exercise, constitute Restricted Stock, the Company, in its discretion may include some or all of those shares in the calculation of the amount payable hereunder. In estimating the Spread, appropriate adjustments to give effect to the existence of the Incentives shall be made, such as deeming the Incentives to have been exercised, with the Company receiving the exercise price payable thereunder, and treating the shares receivable upon exercise of the Incentives as being outstanding in determining the net amount per share. In cases where the proposed transaction consists of the acquisition of assets of the Company, the net amount per share shall be calculated on the basis of the net amount receivable with respect to shares of Common Stock upon a distribution and liquidation by the Company after giving effect to expenses and charges, including but not limited to taxes, payable by the Company before such liquidation could be completed.

          (c)   An Award that by its terms would be fully vested or exercisable upon a Change of Control will be considered vested or exercisable for purposes of Section 12.3(a) hereof.

ARTICLE 13
LIQUIDATION OR DISSOLUTION

        Subject to Section 12.3 hereof, in case the Company shall, at any time while any Incentive under this Plan shall be in force and remain unexpired, (i) sell all or substantially all of its property, or (ii) dissolve, liquidate, or wind up its affairs, then each Participant shall be entitled to receive, in lieu of each share of Common Stock of the Company which such Participant would have been entitled to receive under the Incentive, the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Company. If the Company shall, at any time prior to the expiration of any Incentive, make any partial distribution of its assets, in the nature of a partial liquidation, whether payable in cash or in kind (but excluding the distribution of a cash dividend payable out of earned surplus and designated as such) and an adjustment is determined by the Committee to be appropriate to prevent the dilution of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, make such adjustment in accordance with the provisions of Article 11 hereof.

ARTICLE 14
INCENTIVES IN SUBSTITUTION FOR
INCENTIVES GRANTED BY OTHER ENTITIES

        Incentives may be granted under the Plan from time to time in substitution for similar instruments held by employees or directors of a corporation, partnership, or limited liability company who become or are about to become Employees or Outside Directors of the Company or any Subsidiary as a result of a merger or consolidation of the employing corporation with the Company, the acquisition by the Company of equity of the employing entity, or any other similar transaction pursuant to which the Company becomes the successor employer. The terms and conditions of the substitute Incentives so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the Incentives in substitution for which they are granted.

ARTICLE 15
MISCELLANEOUS PROVISIONS

        15.1 Investment Intent. The Company may require that there be presented to and filed with it by any Participant under the Plan, such evidence as it may deem necessary to establish that the Incentives granted or the shares of Common Stock to be purchased or transferred are being acquired for investment and not with a view to their distribution.

        15.2 No Right to Continued Employment. Neither the Plan nor any Incentive granted under the Plan shall confer upon any Participant any right with respect to continuance of employment by the Company or any Subsidiary.

        15.3 Indemnification of Board and Committee. No member of the Board or the Committee, nor any officer or Employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board and the Committee, each officer of the Company, and each Employee of the Company acting on behalf of the Board or the Committee shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation.

        15.4 Effect of the Plan. Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any person any right to be granted an Award or any other rights except as may be evidenced by an Award Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and upon the terms and conditions expressly set forth therein.

        15.5 Compliance With Other Laws and Regulations. Notwithstanding anything contained herein to the contrary, the Company shall not be required to sell or issue shares of Common Stock under any Incentive if the issuance thereof would constitute a violation by the Participant or the Company of any provisions of any law or regulation of any governmental authority or any national securities exchange or inter-dealer quotation system or other forum in which shares of Common Stock are quoted or traded (including without limitation Section 16 of the 1934 Act and Section 162(m) of the Code); and, as a condition of any sale or issuance of shares of Common Stock under an Incentive, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation. The Plan, the grant and exercise of Incentives hereunder, and the obligation of the Company to sell and deliver shares of Common Stock, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.

        15.6 Tax Requirements. The Company or, if applicable, any Subsidiary (for purposes of this Section 15.6, the term "Company" shall be deemed to include any applicable Subsidiary), shall have the right to deduct from all amounts paid in cash or other form in connection with the Plan, any Federal, state, local, or other taxes required by law to be withheld in connection with an Award granted under this Plan. The Company may, in its sole discretion, also require the Participant receiving shares of Common Stock issued under the Plan to pay the Company the amount of any taxes that the Company is required to withhold in connection with the Participant's income arising with respect to the Award. Such payments shall be required to be made when requested by Company and may be required to be made prior to the delivery of any certificate representing shares of Common Stock. Such payment may be made (i) by the delivery of cash to the Company in an amount that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding obligations of the Company; (ii) if the applicable Award Agreement permits or if the Company, in its sole discretion, so consents in writing, the actual delivery by the exercising Participant to the Company of shares of Common Stock that the Participant has not acquired from the Company within six (6) months prior to the date of exercise, which shares so delivered have an aggregate Fair Market Value that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding payment; (iii) if the applicable Award Agreement permits or if the Company, in its sole discretion, so consents in writing, the Company's withholding of a number of shares to be delivered upon the exercise or the vesting of the Incentive, which shares so withheld have an aggregate fair market value that equals (but does not exceed) the required tax withholding payment; or (iv) any combination of (i), (ii), or (iii). The Company may, in its sole discretion, withhold any such taxes from any other cash remuneration otherwise paid by the Company to the Participant. The Committee may in the Award Agreement impose any additional tax requirements or provisions that the Committee deems necessary or desirable.

        15.7 Assignability. Incentive Stock Options may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution and may be exercised during the lifetime of the Participant only by the Participant or the Participant's legally authorized representative, and each Award Agreement in respect of an Incentive Stock Option shall so provide. The designation by a Participant of a beneficiary will not constitute a transfer of the Stock Option. The Committee may waive or modify any limitation contained in the preceding sentences of this Section 15.7 that is not required for compliance with Section 422 of the Code.

        Except as otherwise provided herein, Nonqualified Stock Options and SARs may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution. The Committee may, in its discretion, authorize all or a portion of a Nonqualified Stock Option or SAR to be granted to a Participant on terms which permit transfer by such Participant to (i) the spouse (or former spouse), children or grandchildren of the Participant ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, (iii) a partnership in which the only partners are (1) such Immediate Family Members and/or (2) entities which are controlled by Immediate Family Members, (iv) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision, or (v) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, (y) the Award Agreement pursuant to which such Nonqualified Stock Option or SAR is granted must be approved by the Committee and must expressly provide for transferability in a manner consistent with this Section, and (z) subsequent transfers of transferred Nonqualified Stock Options or SARs shall be prohibited except those by will or the laws of descent and distribution.

        Following any transfer, any such Nonqualified Stock Option and SAR shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Articles 8, 9, 11, 13 and 15 hereof the term "Participant" shall be deemed to include the transferee. The events of Termination of Service shall continue to be applied with respect to the original Participant, following which the Nonqualified Stock Options and SARs shall be exercisable by the transferee only to the extent and for the periods specified in the Award Agreement. The Committee and the Company shall have no obligation to inform any transferee of a Nonqualified Stock Option or SAR of any expiration, termination, lapse or acceleration of such Stock Option or SAR. The Company shall have no obligation to register with any federal or state securities commission or agency any Common Stock issuable or issued under a Nonqualified Stock Option or SAR that has been transferred by a Participant under this Section 15.7.

        15.8 Use of Proceeds. Proceeds from the sale of shares of Common Stock pursuant to Incentives granted under this Plan shall constitute general funds of the Company.

        15.9 Legend. Each certificate representing shares of Restricted Stock issued to a Participant shall bear the following legend, or a similar legend deemed by the Company to constitute an appropriate notice of the provisions hereof (any such certificate not having such legend shall be surrendered upon demand by the Company and so endorsed):

        On the face of the certificate:

    "Transfer of this stock is restricted in accordance with conditions printed on the reverse of this certificate."

        On the reverse:

    "The shares of stock evidenced by this certificate are subject to and transferable only in accordance with that certain KMG Chemicals, Inc. 2004 Long-Term Incentive Plan, a copy of which is on file at the principal office of the Company in Houston, Texas. No transfer or pledge of the shares evidenced hereby may be made except in accordance with and subject to the provisions of said Plan. By acceptance of this certificate, any holder, transferee or pledgee hereof agrees to be bound by all of the provisions of said Plan."

        The following legend shall be inserted on a certificate evidencing Common Stock issued under the Plan if the shares were not issued in a transaction registered under the applicable federal and state securities laws:

    "Shares of stock represented by this certificate have been acquired by the holder for investment and not for resale, transfer or distribution, have been issued pursuant to exemptions from the registration requirements of applicable state and federal securities laws, and may not be offered for sale, sold or transferred other than pursuant to effective registration under such laws, or in transactions otherwise in compliance with such laws, and upon evidence satisfactory to the Company of compliance with such laws, as to which the Company may rely upon an opinion of counsel satisfactory to the Company."

        A copy of this Plan shall be kept on file in the principal office of the Company in Houston, Texas.

***************

        IN WITNESS WHEREOF, the Company has caused this instrument to be executed as of                        , 2004, by its Chief Executive Officer and Secretary pursuant to prior action taken by the Board.

KMG Chemicals, Inc.
By:

Name:

Title:

Attest:

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PROXY STATEMENT GENERAL INFORMATION
VOTING RIGHTS
VOTING REQUIREMENTS
PROPOSAL 1: ELECTION OF DIRECTORS
BOARD OF DIRECTORS AND COMMITTEES
COMPENSATION OF DIRECTORS
COMPANY MANAGEMENT
EXECUTIVE COMPENSATION
Summary Compensation Table
OPTION GRANTS IN FISCAL YEAR 2004
AGGREGATE OPTION EXERCISES IN FISCAL YEAR 2004 AND FISCAL YEAR-END VALUES
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
CHANGE OF CONTROL EMPLOYMENT AGREEMENTS
EQUITY COMPENSATION PLANS
Equity Compensation Plan Information
PROPOSAL 2: TO RATIFY THE 2004 LONG-TERM INCENTIVE PLAN
REPORT OF THE COMPENSATION COMMITTEE
REPORT OF THE AUDIT COMMITTEE
PRINCIPAL ACCOUNTING FIRM FEES
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING
OTHER MATTERS
AUDIT COMMITTEE CHARTER KMG Chemicals, Inc. ("KMG")
KMG CHEMICALS, INC. 2004 LONG-TERM INCENTIVE PLAN
ARTICLE 1 PURPOSE
ARTICLE 2 DEFINITIONS
ARTICLE 3 ADMINISTRATION
ARTICLE 4 ELIGIBILITY
ARTICLE 5 SHARES SUBJECT TO PLAN
ARTICLE 6 GRANT OF AWARDS
ARTICLE 7 AWARD PERIOD; VESTING
ARTICLE 8 EXERCISE OF INCENTIVE
ARTICLE 9 AMENDMENT OR DISCONTINUANCE
ARTICLE 10 TERM
ARTICLE 11 CAPITAL ADJUSTMENTS
ARTICLE 12 RECAPITALIZATION, MERGER AND CONSOLIDATION
ARTICLE 13 LIQUIDATION OR DISSOLUTION
ARTICLE 14 INCENTIVES IN SUBSTITUTION FOR INCENTIVES GRANTED BY OTHER ENTITIES
ARTICLE 15 MISCELLANEOUS PROVISIONS